                                                                    EXHIBIT 99.1

                  SUBJECT TO COMPLETION; DATED NOVEMBER 16, 2001

PROSPECTUS SUPPLEMENT
(To Prospectus dated [ ], 200[ ]-[ ])
                                  $[       ]

                      [LOGO]  FIRST
                              HORIZON
                              Home Loan Corporation

                           Seller and Master Servicer

             First Horizon Mortgage Pass-Through Trust 200[ ]-[ ]
                                     Issuer

             Mortgage Pass-Through Certificates, Series 200[ ]-[ ]
            Distributions payable monthly commencing in [ ] 200[ ]

You should carefully consider the risk factors beginning on page S-12 of this prospectus supplement and on page 6 of the accompanying prospectus.

The trust will issue:

     .    ten classes of senior certificates; and

     .    six classes of subordinated certificates.

     For a description of the classes of certificates offered by this prospectus, see "Summary -- Offered Certificates" on page S-5. Credit enhancement for the certificates will be provided by subordination. The Class A-5 Certificates will have the benefit of a financial guaranty insurance policy issued by Financial Securities Assurance Inc.

     The assets of the trust will include a pool of conventional, fixed rate, first lien, fully amortizing, one- to four-family residential mortgage loans. The stated maturities of the mortgage loans will range from 29 to 30 years.

     The SEC and state securities regulators have not approved or disapproved of these securities or determined if this prospectus supplement or the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


     [Underwriter] will purchase the offered certificates (other than the Class
PO Certificates) and[, together with [          ] and [           ] (solely
with respect to the Class A-5 Certificates),] will sell them to investors at varying prices to be determined at the time of sale. The proceeds to the
depositor from the sale of the certificates will be approximately [   ] of the
total principal balance of those certificates, plus accrued interest, before deducting expenses. The underwriter's commission will be the difference between the price it pays for the certificates and the amount it receives from their sale to the public. The certificates will be available for delivery to investors
on or about [    ], 200[ ].


                                [UNDERWRITERS]

                                  [ ], 200[ ]

             Important notice about information presented in this
            prospectus supplement and the accompanying prospectus:

     We provide information to you about the certificates offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your certificates, and (2) this prospectus supplement, which describes the specific terms of your certificates.

     If information varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the certificates in any state where the offer is not permitted. We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.

     We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

     After the initial distribution of the certificates offered hereby, this prospectus and prospectus supplement may be used by [First Tennessee Securities Corporation][First Tennessee Capital Markets, Inc.], an affiliate of the depositor, the seller and the master servicer, in connection with market making transactions in such certificates. [First Tennessee Securities Corporation][First Tennessee Capital Markets, Inc.] may act as principal or agent in these transactions. These transactions will be at market prices at the time of sale and not at the prices of the initial offering. Certain information in this prospectus supplement will be updated from time to time.

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

                                                                                          PAGE
                                                                                          ----
SUMMARY..............................................................................      S-6
     The Issuer......................................................................      S-6
     Offered Certificates............................................................      S-6
     The Mortgage Loans..............................................................      S-8
     Cut-off Date....................................................................      S-8
     Closing Date....................................................................      S-8
     Depositor.......................................................................      S-8
     Seller and Master Servicer......................................................      S-8
     Trustee.........................................................................      S-8
     Distributions on the Certificates...............................................      S-8
     Optional Termination............................................................     S-10
     Advances........................................................................     S-10
     Credit Enhancement..............................................................     S-10
     Tax Status......................................................................     S-11
     ERISA Considerations............................................................     S-11
     Legal Investment................................................................     S-11
     Ratings.........................................................................     S-11

RISK FACTORS.........................................................................     S-13

FORWARD LOOKING STATEMENTS...........................................................     S-19

THE MORTGAGE POOL....................................................................     S-19
     General.........................................................................     S-19
     Assignment of the Mortgage Loans................................................     S-26

SERVICING OF MORTGAGE LOANS..........................................................     S-28
     General.........................................................................     S-28
     The Master Servicer.............................................................     S-28
     Foreclosure, Delinquency and Loss Experience....................................     S-28
     Servicing Compensation and Payment of Expenses..................................     S-32
     Adjustment to Master Servicing Fee in Connection with Prepaid Mortgage Loans....     S-32
     Advances........................................................................     S-33
     Unanticipated Recoveries of Losses on the Mortgage Loans........................     S-33

DESCRIPTION OF THE CERTIFICATES......................................................     S-33
     General.........................................................................     S-33
     Book-Entry Certificates.........................................................     S-34
     Payments on Mortgage Loans; Accounts............................................     S-35
     Distributions on the Certificates...............................................     S-35
     Principal Distributions on the Class A-5 Certificates...........................     S-39
     Allocation of Realized Losses on the Certificates...............................     S-43
     Voting Rights...................................................................     S-45
     Additional Rights of the Residual Certificateholders............................     S-46
     Subordination...................................................................     S-46
     Structuring Assumptions.........................................................     S-48
     Optional Purchase of Defaulted Loans............................................     S-50
     Optional Termination............................................................     S-50
     The Trustee.....................................................................     S-50
     Restrictions on Transfer of the Residual Certificates...........................     S-50

YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS........................................     S-51
     General.........................................................................     S-51

     General Prepayment Considerations and Risks.....................................     S-51
     Prepayment Considerations and Risks for the Class A-6 Certificates..............     S-53
     Prepayment Considerations and Risks for the Class B Certificates................     S-53
     Yield Sensitivity of Class PO Certificates......................................     S-55
     Additional Information..........................................................     S-56
     Weighted Average Lives of the Offered Certificates..............................     S-56
     Decrement Tables................................................................     S-56
     Last Scheduled Distribution Date................................................     S-67

THE POLICY...........................................................................     S-67

[THE INSURER.........................................................................     S-68
     General.........................................................................     S-68
     Reinsurance.....................................................................     S-69
     Ratings.........................................................................     S-69
     Capitalization..................................................................     S-69
     Incorporation of Certain Documents by Reference.................................     S-70
     Insurance Regulation............................................................     S-70

EXPERTS..............................................................................     S-70

USE OF PROCEEDS......................................................................     S-71

MATERIAL FEDERAL INCOME TAX CONSEQUENCES.............................................     S-71

ERISA CONSIDERATIONS.................................................................     S-72

UNDERWRITING.........................................................................     S-74

LEGAL MATTERS........................................................................     S-75

RATINGS..............................................................................     S-75

GLOSSARY OF TERMS....................................................................     S-76

                                    SUMMARY

     This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of an offering of the certificates, you should read carefully this entire document and the accompanying prospectus.

     For the definitions of certain capitalized terms used in this prospectus supplement, see "Glossary of Terms" on page S-75.

 The Issuer

     The Issuer of the certificates will be First Horizon Mortgage Pass-Through Trust 200[ ]-[ ]. The trust was created for the sole purpose of issuing the certificates.

 Offered Certificates

     On the closing date, the trust will issue sixteen classes of certificates, thirteen of which are being offered by this prospectus supplement and the accompanying prospectus. The assets of the trust that will support both the offered certificates and the non-offered certificates will consist of a pool of mortgage loans with a principal balance of approximately $[ ] as of [ ], 200[ ].

     The following table shows the approximate initial principal balance, annual pass-through rate and type of each class of offered certificates:

----------------------------------------------------------------------
              Class Certificate   Pass-Through
   Class           Balance            Rate               Type
   -----           -------            ----               ----
----------------------------------------------------------------------
Class A-1      $                        %        senior/sequential pay
----------------------------------------------------------------------
Class A-2      $                        %        senior/sequential pay
----------------------------------------------------------------------
Class A-3      $                        %        senior/sequential pay
----------------------------------------------------------------------
Class A-4      $                        %        senior/sequential pay
----------------------------------------------------------------------
Class A-5      $                        %        senior/retail/insured
----------------------------------------------------------------------
Class A-6      $                        %        senior/lockout
----------------------------------------------------------------------
Class A-7                    (1)        %        senior/interest only
----------------------------------------------------------------------
Class PO       $                     (2)         senior/principal only
----------------------------------------------------------------------
Class A-RU     $                        %        senior/residual
----------------------------------------------------------------------
Class A-RL     $                        %        senior/residual
----------------------------------------------------------------------
Class B-1      $                        %        subordinated
----------------------------------------------------------------------
Class B-2      $                        %        subordinated
----------------------------------------------------------------------
Class B-3      $                        %        subordinated
----------------------------------------------------------------------

     (1) The Class A-7 Certificates are interest only certificates and will accrue interest during each interest accrual period based on a notional principal amount. The initial notional principal amount will be $4,050,000. Reductions in the notional principal amount of the Class A-7 Certificates will occur concurrently with certain reductions in the class certificate balance of the Class A-5 Certificates. See "Yield, Prepayment and Maturity Considerations -- Yield Sensitivity of Class A-7 Certificates" in this prospectus supplement.

     (2) The Class PO Certificates are principal only certificates and will not accrue interest.

     The trust will also issue Class B-4, Class B-5 and Class B-6 Certificates which are not offered by this prospectus supplement.

     Depending on the final composition of the pool of mortgage loans sold to the trust, the principal balance of each class of certificates may increase or decrease from the amount listed above. Any difference between the total principal amount of the certificates on the date they are issued and the approximate total principal amount of the certificates on the date of this prospectus supplement will not exceed 5%.

     All classes of the offered certificates, other than the Class PO, Class A-RU and Class A-RL Certificates, will be book-entry certificates.

     The trust will issue the certificates in the following minimum denominations:

               -------------------------------------------
                      Class      Minimum Denomination
                      -----      --------------------
               -------------------------------------------
                    Class A-1        $
               -------------------------------------------
                    Class A-2        $
               -------------------------------------------
                    Class A-3        $
               -------------------------------------------
                    Class A-4        $
               -------------------------------------------
                    Class A-5        $
               -------------------------------------------
                    Class A-6        $
               -------------------------------------------
                    Class A-7        $
               -------------------------------------------
                    Class PO         $
               -------------------------------------------
                    Class A-RU       $
               -------------------------------------------
                    Class A-RL       $
               -------------------------------------------
                    Class B-1        $
               -------------------------------------------
                    Class B-2        $
               -------------------------------------------
                    Class B-3        $
               -------------------------------------------

     Certificates with principal balances (or notional principal amounts) in excess of these amounts, other than the Class A-RU and Class A-RL Certificates, will be issued in multiples of $1,000 above the minimum denomination.

     See "The Mortgage Pool," "Description of the Certificates -- General" and "--Book-Entry Certificates" in this prospectus supplement and "Loan Program" and "Description of the Securities" in the prospectus.

The Mortgage Loans

     First Horizon Home Loan Corporation originated or acquired all of the mortgage loans. The mortgage loans expected to be sold to the trust have the
following characteristics as of [   ], 200[ ]:

     .  Total original principal balance/(1)/: $[     ]
     .  Original terms to maturity: 29 to 30 years
     .  Range of maturities:  between [  ] and [  ] months
     .  Range of annual interest rates:  between [  ]% and [   ]%
     . Largest geographic concentration: [ ]% of the mortgage loans are secured by property located in [California]
___________
/(1)/  Approximate, after deducting payments of principal due on or before[   ],
200[ ], and subject to the variance described in this prospectus supplement.

     See "The Mortgage Pool -- General".

Cut-off Date

     [   ], 200[ ], the date as of which the aggregate principal balance of the mortgage loans is determined for purposes of this prospectus supplement, unless a different date is specified.

Closing Date

     On or about [    ], 200[ ].

Depositor

     First Horizon Asset Securities Inc.

Seller and Master Servicer

     First Horizon Home Loan Corporation

Trustee

     [The Bank of New York]

Distributions on the Certificates

     The trustee will make distributions on the certificates on the 25th day of each month. If the 25th is not a business day, the trustee will make distributions on the next business day. The first distribution date will be
[    ], 200[ ].

     On each distribution date, the trustee will first pay to the senior certificates the amounts of interest and principal distributable to them from available funds. The trustee will then pay interest and principal to the subordinated certificates from the remaining available funds.

Interest Payments

     . The actual amount of interest you receive on your certificates (if your certificates are interest bearing) on each distribution date will depend on:

        - the amount of interest accrued on your certificates;

        - the total amount of funds available for distribution; and

        - the amount of any accrued interest not paid on your certificates on earlier distribution dates.

     . If you are the holder of a senior certificate, the amount of interest payable to you will be in proportion to the interest payable on all of the senior certificates together. All of the senior certificates entitled to interest payments will receive these payments at the same time.

     . If you are the holder of a subordinated certificate, you will receive interest payments only after the trustee has paid interest and principal to:

        - all of the senior certificates; and

        - each class of subordinated certificates that ranks higher than your certificates.

     . The holders of the Class PO Certificates are not entitled to any interest distributions.

     . The trustee will calculate interest on the basis of a 360-day year consisting of twelve 30-day months.

Principal Payments

     . After interest payments have been made on all senior certificates entitled to interest, each class of senior certificates entitled to principal distributions will also receive a payment of principal. If you are the holder of subordinated certificates, you will receive principal payments after (1) interest and principal have been paid on all the senior certificates and the subordinated certificates ranking senior to yours (if any) and (2) interest has been paid on your certificates. You should refer to "Description of the Certificates --Distributions on the Certificates" for a description of the amount of principal payable to you and the priority in which it will be paid.

     . The amount and timing of principal you receive on your certificates will depend on:

        - the various priorities and formulas described in this prospectus supplement that determine the allocation of principal payments to your certificates; and

        - the amounts actually available for distribution as principal.

     . Because of the principal allocation formulas described in this prospectus supplement, the senior certificates entitled to principal distributions -- other than the Class PO Certificates -- will receive principal payments at a faster rate than the subordinated certificates for at least the first nine years after the issuance of the certificates. The Class A-6 Certificates will not necessarily benefit from this accelerated repayment.

     . If you are the holder of a Class A-5 Certificate, you will have the option to request redemption of all or any part of your certificate, in
        any amount that is a multiple of $[    ]. However, in certain instances,
        you may receive principal payments by
        random lottery regardless of whether you have submitted a request for redemption. Accordingly, the timing of the principal payments you receive will be determined by whether your redemption request is honored and whether your certificates are selected for payment. You should refer to "Description of the Certificates -- Principal Distributions on the Class A-5 Certificates" for a description of how principal payments will be made on these certificates. You should also see the risk factor relating to these certificates on page S-15.

     . The holders of the Class A-7 Certificates are not entitled to any principal distributions.

You should refer to "Description of the Certificates -- Distributions on the Certificates -- Allocation of Available Funds."

Optional Termination

     The master servicer may purchase all of the remaining assets of the trust after the principal balance of the mortgage loans and real estate owned by the trust declines below 10% of the principal balance of the mortgage loans on
[    ], 200[ ].

     See "Description of the Certificates -- Optional Termination".

Advances

     The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

     See "Servicing of Mortgage Loans -- Advances".

Credit Enhancement

     If you are the holder of a senior certificate, your certificate will benefit from the credit enhancement provided by the subordination of the subordinated certificates.

     This subordination will benefit the senior certificates in two ways:

     . The senior certificates will have a preferential right over the subordinated certificates to receive funds available for interest and principal distributions.

     . The subordinated certificates will absorb all losses on the mortgage loans up to the level described in this prospectus supplement.

     If you are the holder of a senior certificate, you should keep in mind, however, that the subordination of the subordinated certificates offers only limited protection against the loss of your investment. If you are the holder of a subordinated certificate, your certificate will benefit from the credit enhancement provided by the subordination of any lower-ranking classes of subordinated certificates. This subordination will, however, offer only limited protection against the loss of your investment.

     In addition, losses on mortgage loans that are allocated to the Class A-5 Certificates will be covered by the certificate guaranty insurance policy provided by Financial Security Assurance Inc., as described in this prospectus supplement. Additionally, some interest shortfalls allocated to the Class A-5 Certificates will be offset to the extent that funds are available in the reserve fund and, to the extent that funds are not so available, by the certificate guaranty insurance policy. See "Description of the Certificates -- Interest Distributions," "The Policy" and "The Insurer" in this prospectus supplement.

Tax Status

     The trust will elect to be treated, for federal income tax purposes as two separate REMICs. The classes of certificates that are designated as the regular certificates will represent regular interests in the upper REMIC. The Class A-RU Certificates will represent the sole class of residual interests in the upper REMIC and the Class A-RL Certificates will represent the sole class of residual interests in the lower REMIC.

     See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

ERISA Considerations

     A pension or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code of 1986 may purchase the Class A Certificates, other than the Class A-RU and Class A-RL Certificates, so long as the conditions described under "ERISA Considerations" are met.

     See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Legal Investment

     The senior certificates and the Class B-1 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B-2 and Class B-3 Certificates will not be mortgage related securities for purposes of that act.

     See "Legal Investment" in the prospectus.

Ratings

     The classes of certificates listed below will not be offered unless they are assigned the following ratings by Fitch and S&P.

-------------------------------------------------------------
   Class                 Fitch Rating           S&P Rating
   -----                 ------------           ----------
-------------------------------------------------------------
Class A-1                     AAA                 AAA
-------------------------------------------------------------
Class A-2                     AAA                 AAA
-------------------------------------------------------------
Class A-3                     AAA                 AAA
-------------------------------------------------------------
Class A-4                     AAA                 AAA
-------------------------------------------------------------
Class A-5                     AAA                 AAA
-------------------------------------------------------------
Class A-6                     AAA                 AAA
-------------------------------------------------------------
Class A-7                     AAA                 AAA
-------------------------------------------------------------
Class PO                      AAA                 AAA
-------------------------------------------------------------
Class A-RU                    AAA                 AAA
-------------------------------------------------------------
Class A-RL                    AAA                 AAA
-------------------------------------------------------------
Class B-1                      AA                 N/A
-------------------------------------------------------------
Class B-2                       A                 N/A
-------------------------------------------------------------
Class B-3                     BBB                 N/A
-------------------------------------------------------------

     A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies. You should refer to "Ratings" in this prospectus supplement to learn more about the significance and limitations of ratings.



                 [remainder of page intentionally left blank]

                                 RISK FACTORS

     The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the certificates. You should also carefully consider the information set forth under "Risk Factors" on page 6 of the prospectus.

Certificates may not be
 appropriate investments
 for some investors...................  The certificates may not be an appropriate investment for you if you do not have sufficient resources or expertise to evaluate the particular characteristics of the applicable class of certificates. This may be the case because, among other things:

                                        .    if you purchase your certificates
                                             at a price other than par, your
                                             yield to maturity will be sensitive
                                             to the uncertain rate and timing of
                                             principal prepayments on the
                                             mortgage loans;

                                        .    the certificates may be
                                             inappropriate investments for you
                                             if you require a distribution of a
                                             particular amount of principal on a
                                             specific date or an otherwise
                                             predictable stream of distributions
                                             because the rate of principal
                                             distributions on, and the weighted
                                             average lives of, the certificates
                                             will be sensitive to the uncertain
                                             rate and timing of principal
                                             prepayments on the mortgage loans
                                             and the priority of principal
                                             distributions among the classes of
                                             certificates;

                                        .    you may not be able to reinvest the
                                             principal amounts distributed on
                                             your certificates, which in general
                                             are expected to be greater during
                                             periods of relatively low interest
                                             rates, at a rate that is as high as
                                             the applicable pass-through rate or
                                             your expected yield;

                                        .    unless a secondary market for the
                                             certificates develops, the
                                             certificates may be illiquid
                                             investments; and

                                        .    you must report interest as well as
                                             original issue discount, if any, on
                                             the accrual method of accounting,
                                             even if you are otherwise using the
                                             cash method of accounting.

                                        You should also carefully consider the
                                        further risks discussed below and under
                                        the heading "Yield, Prepayment and
                                        Maturity Considerations" in this
                                        prospectus supplement and under the
                                        heading "Risk Factors" in the
                                        prospectus.

Prepayments are unpredictable
 and will affect the yield on
 your certificates....................  Borrowers may prepay their mortgage loans in whole or in part at any time.
                                        We cannot predict the rate at which
                                        borrowers will repay their mortgage
                                        loans. A prepayment of a mortgage loan,
                                        however, will usually result in a
                                        prepayment on the certificates and will
                                        affect the yield to maturity on your
                                        certificates. In addition, you will be
                                        subject to any reinvestment risks
                                        resulting from faster or slower
                                        prepayments of mortgage loans.

                                        The rate of principal payments on the
                                        mortgage loans will be affected by,
                                        among other things:

                                        .    the amortization schedules of the
                                             mortgage loans;

                                        .    the rate of principal prepayments,
                                             including partial prepayments and
                                             those resulting from refinancing,
                                             by mortgagors;

                                        .    liquidations of defaulted mortgage
                                             loans;

                                        .    repurchases of mortgage loans by
                                             the seller as a result of defective
                                             documentation or breaches of
                                             representations and warranties;

                                        .    optional purchase by the master
                                             servicer of defaulted mortgage
                                             loans; and

                                        .    the optional purchase by the seller
                                             of all of the mortgage loans in
                                             connection with the termination of
                                             the trust.

                                        The rate of payments, including
                                        prepayments, on the mortgage loans may
                                        be influenced by a variety of economic,
                                        geographic, social and other factors,
                                        including the following:

                                        .    If prevailing rates for similar
                                             mortgage loans fall below the
                                             mortgage rates on the mortgage
                                             loans owned by the trust, we would
                                             expect the rate of prepayment to
                                             increase. Increased prepayments
                                             could result in a faster return of
                                             principal to you at a time when you
                                             may not be able to reinvest the
                                             principal at an interest rate as
                                             high as the pass-through rate or
                                             expected yield on your
                                             certificates.

                                        .    If interest rates on similar
                                             mortgage loans rise above the
                                             mortgage rates on the mortgage
                                             loans owned by the trust, we would
                                             expect the rate of prepayment to
                                             decrease. Reduced prepayments could
                                             result in a slower return of
                                             principal to you at a time when
                                             you may be able to reinvest the
                                             principal at a higher rate of
                                             interest than the pass-through rate
                                             or expected yield on your
                                             certificates.

                                        .    Refinancing programs, which may
                                             involve soliciting all or some of
                                             the mortgagors to refinance their
                                             mortgage loans, may increase the
                                             rate of prepayments on the mortgage
                                             loans. The master servicer or its
                                             affiliates may offer these
                                             refinancing programs from time to
                                             time, including streamlined
                                             documentation programs as well as
                                             programs under which a mortgage
                                             loan is modified to reduce the
                                             interest rate.

                                        See "Yield, Prepayment and Maturity
                                        Considerations" and "Description of the
                                        Certificates -- Optional Termination" in this prospectus supplement and "The Agreements -- Assignment of the Trust Fund Assets," and "-- Termination; Optional Termination" in the prospectus.

The effect of prepayments on
 principal only certificates,
 interest only certificates and
 certificates purchased at a
 premium or discount
 may be severe........................  The rate of payments, including prepayments, on the mortgage loans owned by the trust can adversely affect the yield you receive on your certificates. For example:

                                        .    If you purchase principal only
                                             certificates or if you purchase
                                             your certificates at a discount and
                                             principal is repaid slower than you
                                             anticipate, then your yield may be
                                             lower than you anticipate.

                                        .    If you purchase interest only
                                             certificates (e.g., the Class A-7
                                             Certificates) or if you purchase
                                             your certificates at a premium and
                                             principal is repaid faster than you
                                             anticipate, then your yield may be
                                             lower than you anticipate and, in
                                             the case of the Class A-7
                                             Certificates, you could lose your
                                             entire investment.

                                        See "Yield, Prepayment and Maturity
                                        Considerations".

We cannot guarantee
 you regular payments
 on your certificates.................  The amounts you receive on your certificates will depend on the amount
                                        of the payments borrowers make on the
                                        mortgage loans. Because we cannot
                                        predict the rate at which borrowers will repay their loans, you may receive distributions on your certificates in amounts that are larger or smaller than you expect. In addition, the life of your certificates may be longer or shorter than anticipated. Because of this, we cannot guarantee that you will receive distributions at any specific future date or in any specific amount.


Principal payments on the
 Class A-5 Certificates may be
 less predictable than on other
 classes because of special
 rules for distributing
 principal............................  As described in this prospectus supplement, special rules apply to
                                        determining which holders receive
                                        principal distributions on the Class A-5
                                        Certificates and when these
                                        distributions are made. Amounts
                                        available for principal on the Class A-5
                                        Certificates will first be paid to
                                        holders who have submitted requests for
                                        principal payments in the order
                                        submitted and with certain priorities
                                        given to holders who have died. Any
                                        amounts not paid to these requesting
                                        holders will be paid by random lot to
                                        other holders of the Class A-5
                                        Certificates. If you submitted a request for principal payments, you may not receive the amount requested, either because other requests had priority over yours or because the amount available for principal payments on your Class A-5 Certificate was insufficient to honor your request. If the amount available for principal distributions on the Class A-5 Certificates exceeds the amount requested by all holders of the Class A-5 Certificates, you may receive distributions in excess of the amount you requested or, even if you did not make a request, you may receive distributions.

                                        As a result, holders may not receive
                                        principal payments when they are
                                        expecting them, and may receive
                                        principal payments when they are not
                                        expecting them. In addition to making
                                        distributions on the Class A-5
                                        Certificates somewhat unpredictable,
                                        your yield may be affected by the timing of these payments, as described in some of the other risk factors in this prospectus supplement.

                                        Investors in the Class A-5 Certificates
                                        should pay particular attention to the
                                        risk that they may be less likely to
                                        receive principal payments when
                                        prevailing interest rates available for
                                        reinvestment are high, and may be more
                                        likely to receive principal payments
                                        when prevailing interest rates available for reinvestment are low. See
                                        "Description of the Certificates --
                                        Distributions on the Certificates --
                                        Principal Distributions on the Class A-5
                                        Certificates."

Subordination may not be
sufficient to protect senior
 certificates from losses .....    Credit enhancement will be provided for the
                                   certificates, first, by the right of the holders of certificates to receive payments of principal before the classes subordinate to them and, second, by the allocation of realized losses to junior classes in the inverse order of their subordination. This form of credit enhancement is provided by using collections on the mortgage loans otherwise payable to holders of junior classes to pay amounts due on more senior classes. Collections otherwise payable to junior classes comprise the sole source of funds from which this type of credit enhancement is provided. Realized losses are allocated to the subordinated certificates, beginning with the subordinated certificates with the lowest payment priority, until the principal amount of that class has been reduced to zero. Subsequent realized losses will be allocated to the next most subordinate classes of subordinated certificates sequentially, until the class certificate balances of each succeeding class has been reduced to zero.

                                   Accordingly, if the class certificate balance of each junior class were to be reduced to zero, delinquencies and defaults on the mortgage loans would reduce the amount of funds available for monthly distributions to holders of the senior certificates. Furthermore, the junior classes will provide only limited protection against some categories of losses such as special hazard losses, bankruptcy losses and fraud losses in excess of the amounts specified in this prospectus supplement. Any losses in excess of those amounts will be allocated pro rata to each class, even if the class certificate balance of each junior class has not been reduced to zero. Among the subordinated certificates the Class B-1 Certificates are the least subordinated, that is, they have the highest payment priority. Then come the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in that order.

                                   See "Credit Enhancement -- Subordination of
                                   Certain Classes".

                                   In addition, the Class A-5 Certificates will be entitled to the benefits of a certificate guaranty insurance policy to be issued by Financial Security Assurance Inc., referred to in this prospectus supplement as the insurer. See "The Policy" and "The Insurer" in this prospectus supplement.

Concentration of California
 mortgage loans may increase
risk of losses on your
 certificates .................    Approximately [   ]% of the mortgage loans
                                   expected to be in the trust on the cut-off date are secured by property in California.
                                   Accordingly, you should consider
                                   the following risks associated with property located in California:

                                   .    Property in California may be more
                                        susceptible than homes located in other
                                        parts of the country to certain types of uninsurable or uninsured hazards, such as earthquakes, floods, mudslides and other natural disasters.

                                   . Economic conditions in California, which may or may not affect real property values, may affect the ability of borrowers to repay their loans on time.

                                   .    California's economic condition and
                                        housing market may be adversely affected by a variety of events, including natural disasters such as earthquakes, hurricanes, floods and eruptions, mudslides and brushfires and civil disturbances such as riots. If these occur, the rates of delinquency, foreclosure, bankruptcy and loss on the mortgage loans may increase.

                                   .    Declines in the California residential
                                        real estate market may reduce the values of properties located in California, which would result in an increase in the loan-to-value ratios.

                                   .    Any increase in the market value of
                                        properties located in California would
                                        reduce the loan-to-value ratios and
                                        could, therefore, make alternative
                                        sources of financing available to the
                                        borrowers at lower interest rates, which could result in an increased rate of prepayment of the mortgage loans.


Residual Certificates have
 adverse tax consequences .....    The Class A-RU Certificates will be the sole
                                   class of "residual interests" in the upper
                                   REMIC and the Class A-RL Certificates will be the sole class of "residual interests" in the lower REMIC for federal income tax purposes.

                                   Holders of Class A-RU or Class A-RL
                                   Certificates must report as ordinary income
                                   or loss their pro rata share of the net
                                   income or the net loss of the related REMIC
                                   whether or not any cash distributions are
                                   made to them. This allocation of income or
                                   loss may result in a zero or negative after-
                                   tax return. No cash distributions are
                                   expected to be made with respect to the Class A-RU or Class A-RL Certificates, except for the initial principal balance for each such
                                   class of $[   ] and related interest.

                                   Due to their tax consequences, the Class A-RU and Class A-RL Certificates will be subject to restrictions on transfer that may affect their liquidity. In addition, the Class A-RU and Class A-RL Certificates may not be acquired by employee benefit plans subject to ERISA.

                                   See "Description of the Certificates --
                                   Restrictions on Transfer of the Residual
                                   Certificates," "ERISA Considerations" and
                                   "Material Federal Income Tax Consequences" in this prospectus supplement.

Recent attacks and
 military action..............     The effects that the recent attacks in the
                                   United States and related military action may have on the performance of the mortgage loans cannot be determined at this time. Investors should consider the possible effects on delinquency, default and prepayment experience of the mortgage loans. Federal agencies and non-governmental lenders may defer, reduce or forgive payments and delay foreclosure proceedings in respect of loans to borrowers affected in some way by recent and possible future events. In addition, activation of a substantial number of U.S.
                                   military reservists or members of the
                                   National Guard may significantly increase the proportion of loans whose interest rates are reduced by application of the Soldiers' and Sailors' Civil Relief Act of 1940. Any such application may result in interest shortfalls on the certificates. Neither the seller, depositor or master servicer is obligated to make payments to certificateholders to offset any such shortfalls, nor will excess interest or other amounts generated by the mortgage loans be applied to reduce such shortfalls.


                          FORWARD LOOKING STATEMENTS

     We caution you that certain statements contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus consist of forward-looking statements relating to future economic performance or projections and other financial items. These statements can be identified by the use of forward-looking words such as "may," "will," "should," "expects," "believes," "anticipates," "estimates," or other comparable words. Forward-looking statements are subject to a variety of risks and uncertainties that could cause actual results to differ from the projected results. Those risks and uncertainties include, among others, general economic and business conditions, regulatory initiatives and compliance with governmental regulations, customer preferences, effects of prepayments, changes in interest rates and various other matters, many of which are beyond our control. Because we cannot predict the future, what actually happens may be very different from what we predict in our forward-looking statements.


                                  THE MORTGAGE POOL

General

     The depositor will purchase mortgage loans in the mortgage pool from the seller pursuant to a mortgage loan purchase agreement between the seller and the depositor. The seller will have acquired approximately 33% of the mortgage loans in the mortgage pool from one unaffiliated third party and will have directly originated or acquired the remainder of the mortgage loans from various unaffiliated third parties. All of the mortgage loans were underwritten substantially in accordance with the seller's underwriting standards. See "Loan Program -- Underwriting Standards" in the prospectus. The depositor will cause the mortgage loans to be assigned to the trustee for the benefit of the certificateholders pursuant to a pooling and servicing agreement among the depositor, First Horizon, as seller and master servicer, and [The Bank of New York], as trustee.

     Under the pooling and servicing agreement, the seller will make certain representations, warranties and covenants to the depositor relating to, among other things, the due execution and enforceability of the pooling and servicing agreement and certain characteristics of the mortgage loans and, subject to the limitations described under "-- Assignment of the Mortgage Loans," will be obligated to repurchase or substitute a similar mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affect the interests of the certificateholders in the mortgage loan. The seller will represent and warrant to the depositor in the pooling and servicing agreement that the mortgage loans were selected from among the outstanding one- to four-family mortgage loans in the seller's portfolio as to which the representations and warranties set forth in the pooling and servicing agreement can be made and that the selection was not made in a manner intended to adversely affect the interests of the certificateholders. See "Loan Program -- Representations by Sellers; Repurchases" in the prospectus. Under the pooling and servicing agreement, the depositor will assign all its interest in the representations, warranties and covenants, including the seller's repurchase obligation, to the trustee for the benefit of the certificateholders. The depositor will make no representations or warranties with respect to the mortgage loans and will have no obligation to repurchase or substitute mortgage loans with deficient documentation or which are otherwise defective. The seller is selling the mortgage loans to the depositor without recourse and will have no obligation with respect to the certificates in its capacity as seller other than the repurchase and substitution obligations described above. The obligations of the master servicer with respect to the certificates are limited to the master servicer's contractual servicing obligations under the pooling and servicing agreement.

     Information with respect to the mortgage loans expected to be included in the mortgage pool is set forth under this heading. Before the closing date, mortgage loans may be removed from the mortgage pool and other mortgage loans may be substituted for them. The depositor believes that the information set forth in this prospectus supplement with respect to the mortgage pool as presently constituted is representative of the characteristics of the mortgage pool as it will be constituted at the closing date, but some characteristics of the mortgage loans in the mortgage pool may vary. Unless otherwise indicated, information presented in this prospectus supplement expressed as a percentage, other than rates of interest, are approximate percentages based on the aggregate Stated Principal Balances of the mortgage loans as of the cut-off date. No more than 5% of the mortgage loans relative to the cut-off date pool principal balance will deviate from the mortgage loan characteristics described under this heading.

     As of the cut-off date, the aggregate of the Stated Principal Balances of the mortgage loans is expected to be approximately $[ ], which is referred to as the cut-off date pool principal balance. The mortgage loans provide for the amortization of the amount financed over a series of substantially equal monthly payments. The due date for each mortgage loan is the first day of each calendar month. At origination, substantially all of the mortgage loans had stated terms to maturity of 30 years. Scheduled monthly payments made by the mortgagors on the mortgage loans either earlier or later than their scheduled due dates will not affect the amortization schedule or the relative application of the payments to principal and interest. The mortgagors may prepay their mortgage loans at any time without penalty.

     Substantially all of the mortgage loans are jumbo mortgage loans that have principal balances at origination that exceed the then applicable limitations for purchase by Fannie Mae and Freddie Mac. Substantially all of the mortgage loans were underwritten pursuant to full/alternative documentation loan programs. See "Loan Program -- Underwriting Standards -- Guide Standards" in the prospectus.

     Each mortgage loan was originated after [   ].

     The latest stated maturity date of any mortgage loan is [   ]. The earliest
stated maturity date of any mortgage loan is [   ].

     As of the cut-off date, no mortgage loan was delinquent more than 30 days.

     Substantially all of the mortgage loans will not be subject to buydown agreements. No mortgage loan provides for deferred interest or negative amortization.

     No mortgage loan has a loan-to-value ratio at origination of more than 95%. Generally, each mortgage loan with a loan-to-value ratio at origination of greater than 80% is covered by a primary mortgage guaranty insurance policy issued by mortgage insurance company acceptable to Fannie Mae or Freddie Mac. The primary mortgage guaranty insurance policy provides coverage in an amount equal to a specified percentage times the sum of the Stated Principal Balance of the related mortgage loan, the accrued interest on the related mortgage loan and the related foreclosure expenses. The specified percentage is generally 12% for loan-to-value ratios between 80.01% and 85.00%, 25% for loan-to-value ratios between 85.01% and 90.00%, and 30% for loan-to-value ratios between 90.01% and 95.00%.

     No primary mortgage guaranty insurance policy will be required with respect to any mortgage loan

     . after the date on which the related loan-to-value ratio is 80% or less or, based on a new appraisal, the Stated Principal Balance of the mortgage loan represents 80% or less of the new appraised value or

     . if maintaining the primary mortgage guaranty insurance policy is prohibited by applicable law.

     The loan-to-value ratio of a mortgage loan at any given time is a fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of the related mortgage loan at the date of determination and the denominator of which is

     . in the case of a purchase, the lesser of the selling price of the mortgaged property or its appraised value at the time of sale, or

     . in the case of a refinancing, the appraised value of the mortgaged property at the time of refinancing, except in the case of a mortgage loan underwritten pursuant to First Horizon's Streamlined Documentation Program as described in the prospectus under "Loan Program -- Underwriting Standards."

     For mortgage loans originated pursuant to First Horizon's Streamlined Documentation Program

     . if the loan-to-value ratio at the time of the origination of the mortgage loan being refinanced was 90% or less, the loan-to-value ratio will be the ratio of the principal amount of the mortgage loan outstanding at the date of determination divided by the appraised value of the related mortgaged property at the time of the origination of the mortgage loan being refinanced or

     . if the loan-to-value ratio at the time of the origination of the mortgage loan being refinanced was greater than 90%, then the loan-to-value ratio will be the ratio of the principal amount of the mortgage loan outstanding at the date of determination divided by the appraised value as determined by a limited appraisal report at the time of the origination of the mortgage loan.

     See "Loan Program -- Underwriting Standards" in the prospectus.

     No assurance can be given that the value of any mortgaged property has remained or will remain at the level that existed on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur with respect to the affected mortgage loans.

     The following information sets forth in tabular format certain information, as of the cut-off date, as to the mortgage loans. Other than with respect to rates of interest, percentages (approximate) are reported by aggregate Stated Principal Balance of the mortgage loans as of the cut-off date and have been rounded in order to total 100%.

                                 MORTGAGE RATES
                                 --------------

                                              Aggregate
                            Number of     Principal Balance  Percentage of
   Mortgage Rates (%)     Mortgage Loans      Outstanding    Mortgage Pool
   -----------------      --------------      -----------    -------------
 .........................                    $                        %
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................
 .........................         --
           TOTAL: .......       ====         $                        %


     As of the cut-off date, the weighted average mortgage rate of the mortgage
loans, as so adjusted, is expected to be approximately [   ]%.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                                                     Aggregate
                                   Number of     Principal Balance  Percentage of
 Current Mortgage Loan Amounts   Mortgage Loans     Outstanding     Mortgage Pool
 -----------------------------   --------------     -----------     -------------
$                                                   $                        %
$
$
$
$
$
$
$
$
              TOTALS: ........                      $                        %
                                                    ===========     =============

     As of the cut-off date, the average principal balance of the mortgage loans
is expected to be approximately $[   ].


                         ORIGINAL LOAN-TO-VALUE RATIOS

         Original                                    Aggregate
       Loan-to-Value               Number of     Principal Balance   Percent of
         Ratios (%)              Mortgage Loans     Outstanding     Mortgage Pool
         ---------               --------------     -----------     -------------
 .............................                       $                        %
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
 .............................
              TOTALS: .......                       $                        %

The weighted average original loan-to-value ratio of the mortgage loans is
expected to be approximately [   ]%.

                               STATE DISTRIBUTION
                             OF MORTGAGE PROPERTIES

                                                  Aggregate
                               Number Of     Principal Balance    Percent Of
         State               Mortgage Loans     Outstanding      Mortgage Pool
         -----               --------------     -----------      -------------
Arizona..................                       $                            %
Arkansas.................
California...............
Colorado.................
Connecticut..............
Delaware.................
District Of Columbia.....
Florida..................
Georgia..................
Idaho....................
Illinois.................
Indiana..................
Kansas...................
Kentucky.................
Louisiana................
Maine....................
Maryland.................
Massachusetts............
Michigan.................
Minnesota................
Missouri.................
Nebraska.................
Nevada...................
New Hampshire............
New Jersey...............
New York.................
North Carolina...........
Ohio.....................
Oregon...................
Pennsylvania.............
Rhode Island.............
South Carolina...........
Tennessee................
Texas....................
Utah.....................
Virginia.................
Washington...............
West Virginia............
     TOTALS..............                       $                            %

     No more than approximately [   ]% of the mortgage loans are secured by
mortgaged properties located in an y one postal zip code area.

                           PURPOSE OF MORTGAGE LOANS


                                                  Aggregate
                                Number of     Principal Balance   Percent of
     Loan Purpose             Mortgage Loans     Outstanding     Mortgage Pool
     ------------             --------------     -----------     -------------
Purchase...................
Refinance (rate/term)......
Refinance (cash out).......
     TOTALS:...............


                         TYPES OF MORTGAGED PROPERTIES


                                                  Aggregate
                                Number of     Principal Balance   Percent of
     Property Type            Mortgage Loans     Outstanding     Mortgage Pool
     -------------            --------------  -----------------  -------------
Single Family*.............
Attached Planned Unit......
Condominium................
2-4 Family.................
     TOTALS:...............

*Includes detached units within planned unit developments.


                                OCCUPANCY TYPES


                                                  Aggregate
                                Number of     Principal Balance   Percent of
     Occupancy Type           Mortgage Loans     Outstanding     Mortgage Pool
     --------------           --------------  -----------------  -------------
Primary Residence..........
Second Residence...........
Investor Property..........
     TOTALS:...............

     The information shown in the above table is based upon representations of the mortgagor at the time of origination of the mortgage loans.

                          REMAINING TERMS TO MATURITY



                                                  Aggregate
       Remaining Term to       Number of      Principal Balance   Percent of
       Maturity (Months)     Mortgage Loans      Outstanding     Mortgage Pool
       ----------------      --------------      -----------     -------------
      325 - 336 ...........
      337 - 348 ...........
      349 - 360 ...........
      TOTALS:..............

     As of the cut-off date, the weighted average remaining term to maturity of
the mortgage loans is expected to be approximately [   ] months.

Assignment of the Mortgage Loans

     Pursuant to the pooling and servicing agreement and on the closing date, the depositor will sell, without recourse, all of its interest in the mortgage loans and the other assets included in the trust fund, including all principal and interest received on the mortgage loans after the cut-off date, to the trustee in trust for the benefit of the certificateholders.

     In connection with the sale, the depositor will deliver or cause to be delivered to the trustee, or a custodian for the trustee, the mortgage file for each mortgage loan, which contains, among other things,

     . the original mortgage note, including any modifications or amendments, endorsed in blank without recourse, except that the depositor may deliver or cause to be delivered a lost note affidavit in lieu of any original mortgage note that has been lost,

     . the original mortgage creating a first lien on the related mortgaged property with evidence of recording,

     .    an assignment of the mortgage in blank in recordable form,

     . either the title policy with respect to the related mortgaged property, if available, or if the title policy is not available, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company with respect to the mortgaged property, provided that the title policy will be delivered as soon as it becomes available, and

     . if applicable, all recorded intervening assignments of the mortgage and any riders or modifications to the mortgage note and mortgage,

except for any documents not returned from the public recording office or an original or certified copy of the applicable title policy, to the extent unavailable, each of which will be delivered to the trustee as soon as the same is available to the depositor.

     With respect to up to 25% of the mortgage loans, the depositor may deliver all or a portion of each related mortgage file to the trustee (or the custodian, as applicable) not later than thirty days after the closing date. Assignments of the mortgage loans to the trustee or its nominee will be recorded in the appropriate public office for real property records in each state where recording is required in order to protect the trustee's interests in the mortgage loan against the claim of any subsequent transferee or any successor to or creditor of the depositor or the seller.

     The trustee (or the custodian, as applicable) will review each mortgage file within 90 days of the closing date, or promptly after the trustee's (or custodian's) receipt of any document permitted to be delivered after the closing date, and if any document in a mortgage file is found to be missing or materially defective and the seller does not cure the defect within 90 days after receiving notice of the defect from the trustee (or custodian), or within such longer period not to exceed 720 days after the closing date as provided in the pooling and servicing agreement in the case of missing documents not returned from the public recording office or in the case of the original or certified copy of the applicable title policy, the seller will be obligated to repurchase the affected mortgage loan from the trust fund. Rather than repurchase the mortgage loan as provided above, the seller may, at its option, remove the affected mortgage loan (referred to as a deleted mortgage loan) from the trust fund and substitute in its place another mortgage loan (referred to as a replacement mortgage loan); however, a substitution will only be permitted within two years of the closing date and may not be made unless an opinion of counsel is provided to the trustee to the effect that the substitution will not disqualify the REMIC or result in a prohibited transaction tax under the Code.

     On the date of substitution, any replacement mortgage loan will

     . have a principal balance, after deduction of all scheduled payments due in the month of substitution, not in excess of, and not more than 10% less than, the principal balance of the deleted mortgage loan, provided that the seller will deposit a Substitution Adjustment Amount into the Certificate Account for distribution to the certificateholders on the related distribution date,

     . have a mortgage rate not lower than, and not more than one percentage point per annum higher than, that of the deleted mortgage loan,

     . have a loan-to-value ratio not higher than that of the deleted mortgage loan,

     . have a remaining term to maturity not greater than, and not more than one year less than, the remaining term to maturity of the deleted mortgage loan, and

     . comply with all of the representations and warranties set forth in the pooling and servicing agreement as of the date of substitution.

This cure, repurchase or substitution obligation constitutes the sole remedy available to certificateholders or the trustee for omission of, or a material defect in, a mortgage loan document.


                          SERVICING OF MORTGAGE LOANS

General

     The master servicer will service the mortgage loans in accordance with the terms set forth in the pooling and servicing agreement. See "The Agreements" in the prospectus. The master servicer may perform any of its obligations under the pooling and servicing agreement through one or more subservicers. Notwithstanding any subservicing arrangement, the master servicer will remain liable for its servicing duties and obligations under the pooling and servicing agreement as if the master servicer alone were servicing the mortgage loans.

The Master Servicer

     First Horizon will act as master servicer for the mortgage loans pursuant to the pooling and servicing agreement. First Horizon is engaged primarily in the mortgage banking business, and as such, originates, purchases, sells and services mortgage loans. First Horizon originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. First Horizon's mortgage loans are principally first-lien, fixed or adjustable rate mortgage loans secured by single-family residences.

     At [   ], 200[ ], First Horizon provided servicing for approximately $1[  ]
billion aggregate principal amount of mortgage loans, including certain mortgage loans for which the servicing rights have been sold by the master servicer but not yet transferred. Substantially all of these mortgage loans are being serviced for unaffiliated persons.

     The principal executive offices of First Horizon are located at 4000 Horizon Way, Irving, Texas 75063.

     First Horizon initially services substantially all of the mortgage loans it originates or acquires. In addition, First Horizon has purchased in bulk the rights to service mortgage loans originated by other lenders. Servicing includes collecting and remitting loan payments, accounting for principal and interest, holding escrow (impound) funds for payment of taxes and insurance, making inspections as required of the mortgaged premises, contacting delinquent mortgagors, supervising foreclosures in the event of unremedied defaults and generally administering the loans, for which First Horizon receives servicing fees. First Horizon has in the past and may in the future sell to other mortgage bankers a portion of its portfolio of loan servicing rights. In addition, see "The Agreements -- Evidence as to Compliance" in the prospectus for a description of the annual servicing report and the report of the independent public accountants required to be provided by First Horizon in its capacity as master servicer under the pooling and servicing agreement.

Foreclosure, Delinquency and Loss Experience

     Historically, a variety of factors, including the appreciation of real estate values, have limited the master servicer's loss and delinquency experience on its portfolio of serviced mortgage loans. There can be no assurance that factors beyond the master servicer's control, such as national or local economic conditions or downturns in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

     A general deterioration of the real estate market in regions where the Mortgaged Properties are located may result in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. A general weakening of the economy may result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans. If the real estate market and economy were to decline, the master servicer may experience an increase in delinquencies on the loans it services and higher net losses on liquidated loans.

     The master servicer generally follows the guidelines established by Fannie Mae with respect to foreclosure and liquidation of mortgage loans. These guidelines provide for the commencement of foreclosure proceedings when a scheduled monthly payment has become 90 days past due.

     The following table summarizes the delinquency, foreclosure and loss experience, respectively, on the dates indicated, of all jumbo first lien mortgage loans serviced or master serviced by the master servicer. The delinquency, foreclosure and loss percentages may be affected by the size and relative lack of seasoning of the master servicer's
jumbo loan servicing portfolio which increased from approximately $[   ] billion
at [   ], to approximately $[   ] billion at [   ], to approximately $[   ]
billion at [  ], and to approximately $[   ] billion at [   ]. Accordingly, the
information should not be considered as a basis for assessing the likelihood, amount or severity of delinquency or losses on the mortgage loans and no assurances can be given that the foreclosure, delinquency and loss experience presented in the table below will be indicative of the experience on the mortgage loans underlying the certificates:


                  [remainder of page intentionally left blank]

      Delinquency and Foreclosure Experience in First Horizon's Portfolio of One-to-Four Family, Jumbo Residential Mortgage Loans

                                                                         As of December 31,
                                                                         -----------------
                                       [____]                             [____[                             [____]
                              No.                                No.                                No.
                              Of    % Of   Principal    % Of     Of    % Of   Principal    % Of     Of    % Of   Principal    % Of
                             Loans  Loans  Balance($)  Balance  Loans  Loans  Balance($)  Balance  Loans  Loans  Balance($)  Balance
                             -----  -----  ----------  -------  -----  -----  ----------  -------  -----  -----  ----------  -------
JUMBO LOAN
PORTFOLIO

Total Portfolio

Period of Delinquency
30-59 Days
60-89 Days
90 Days or more

Foreclosures Pending

Total Delinquencies

                                   As of [      ]
                                   --------------
                              No.
                              of    % of   Principal    % of
                             Loans  Loans  Balance($)  Balance
                             -----  -----  ----------  -------

JUMBO LOAN
PORTFOLIO

Total Portfolio

Period of Delinquency
   30-59 Days
   60-89 Days
   90 Days or more

Foreclosures Pending

Total Delinquencies

     The above table shows mortgage loans which were delinquent or for which foreclosure proceedings had been instituted as of the date indicated. All dollar amounts are reported in thousands. As used in this table, the term "Net Gains (Losses)" refers to actual gains or losses incurred on liquidated properties which are calculated as net liquidation proceeds, less book value, excluding loan purchase premium or discount.

     The delinquency levels for the master servicer's jumbo loan servicing portfolio have declined over the years shown in the above tables. This decline is attributable primarily to the growth and relative lack of seasoning in the master servicer's jumbo loan servicing portfolio and to generally favorable and improving economic conditions over this time period. There can be no assurance that the experience shown in the above tables will be indicative of future loss and delinquency experience of the master servicer's jumbo loan servicing portfolio or of the mortgage loans in the trust.

     The following table summarizes the delinquency and foreclosure experience, respectively, on the dates indicated, of all mortgage loans serviced or master serviced by the master servicer, including certain mortgage loans for which the servicing rights have been sold by the master servicer but not yet transferred. These mortgage loans have a variety of underwriting, payment and other characteristics, many of which differ from those of the mortgage loans, and no assurances can be given that the delinquency and foreclosure experience presented in the table below will be indicative of the experience of the mortgage loans underlying the certificates.


   Delinquency and Foreclosure Experience in First Horizon's Total Portfolio
               of One-to-Four Family, Residential Mortgage Loans


                                              As of December 31,             As of December 31,
                                              ------------------             ------------------
                                                     [_]                           [_]

                              No. of  % of   Principal    % of    No. of  % of   Principal         % of
                              Loans   Loans  Balance($)  Balance  Loans   Loans   Balance        Balance
                              ------  -----  ---------   -------  ------  -----  ---------  ------------------
TOTAL SERVICING
PORTFOLIO

Total Portfolio

Period of Delinquency
  30-59 Days
  60-89 Days
  90 Days or more

Foreclosures Pending

Total Delinquencies

                                             [___]
                                              [_]

                              No. of  % of   Principal    % of
                              Loans   Loans  Balance($)  Balance
                              ------  -----  ---------   -------
TOTAL SERVICING
PORTFOLIO

Total Portfolio

Period of Delinquency
  30-59 Days
  60-89 Days
  90 Days or more

Foreclosures Pending

Total Delinquencies

     The above table shows mortgage loans which were delinquent or for which foreclosure proceedings had been instituted as of the date indicated. All dollar amounts are reported in thousands.

     There can be no assurance that factors beyond the master servicer's control, such as weakening national or local economic conditions, higher interest rates, higher unemployment rates, a decline in the availability of refinancing, or downturns in real estate markets, will not result in increased rates of delinquencies and foreclosure losses in the future.

Servicing Compensation and Payment of Expenses

     The master servicing fee with respect to the mortgage pool is payable out of the interest payments on each mortgage loan. The master servicing fee will be equal to 0.244% per annum of the Stated Principal Balance of each such mortgage loan. The master servicer is obligated to pay some, but not all, of the ongoing expenses associated with the trust fund and incurred by the master servicer in connection with its responsibilities under the pooling and servicing agreement. Those amounts will be paid by the master servicer out of its master servicing fee. The amount of the master servicing fee is subject to adjustment with respect to prepaid mortgage loans, as described under "--Adjustment to Master Servicing Fee in Connection with Certain Prepaid Mortgage Loans." The master servicer is also entitled to receive, as additional servicing compensation, any Prepayment Interest Excess, all late payment fees, assumption fees and other similar charges and all reinvestment income earned on amounts on deposit in the Certificate Account.

     In addition to the master servicing compensation described above, First Horizon, in its individual capacity, will be entitled to receive excess spread with respect to each Non-Discount mortgage loan on each distribution date in an amount equal to the product of (i) the excess of the mortgage rate thereof over 8.00% per annum, and (ii) the Stated Principal Balance thereof.

Adjustment to Master Servicing Fee in Connection with Prepaid Mortgage Loans

     When a borrower prepays a mortgage loan between due dates, the borrower is required to pay interest on the amount prepaid only to the date of prepayment and not thereafter. Except for the month of the cut-off date, principal prepayments by borrowers received by the master servicer from the first day through the fifteenth day of a calendar month will be distributed to certificateholders on the distribution date in the same month in which the prepayments are received and, accordingly, no shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid mortgage loans results. Conversely, principal prepayments by borrowers received by the master servicer from the sixteenth day or, in the case of the first distribution date, from the cut-off date through the last day of a calendar month will be distributed to certificateholders on the distribution date in the month after the month of receipt and, accordingly, a shortfall in the amount of interest to be distributed to certificateholders with respect to the prepaid mortgage loans would result. Pursuant to the pooling and servicing agreement, the master servicing fee for any month will be reduced, but not by more than 0.0083% of the Pool Principal Balance as of the related determination date, by an amount sufficient to pass through to certificateholders the full amount of interest to which they would be entitled in respect of each such prepaid mortgage loan on the related distribution date. If shortfalls in interest as a result of prepayments in full during the period from the sixteenth day of the month prior to a distribution date through the last day of such month exceed an amount equal to 0.0083% of the Pool Principal Balance as of the related determination date, the amount of interest available to be distributed to certificateholders will be reduced by the amount of the excess. See "Description of the Certificates -- Interest". Notwithstanding the foregoing, the master servicer will not be required to pass-through interest to the certificateholders in respect of partial principal prepayments.

Advances

     Subject to the following limitations, the master servicer will be required to advance before each distribution date, from its own funds or funds in the Certificate Account that do not constitute Available Funds for the distribution date, an amount equal to the aggregate of payments of principal and interest on the mortgage loans (net of the master servicing fee with respect to the related mortgage loans) which were due on the related due date and which were delinquent on the related determination date, together with an amount equivalent to interest on each mortgage loan as to which the related mortgaged property has been acquired by the trust fund through foreclosure or deed-in-lieu of foreclosure. The determination date will be the third business day after the 15th day of each month; provided that the determination date in each month will always be at least two business days before the related distribution date.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments on the certificates rather than to guarantee or insure against losses. The master servicer is obligated to make advances with respect to delinquent payments of principal of or interest on each mortgage loan to the extent that advances are, in its reasonable judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related mortgage loan. If the master servicer determines on any determination date to make an advance, the advance will be included with the distribution to certificateholders on the related distribution date. Any failure by the master servicer to make a deposit in the Certificate Account as required under the pooling and servicing agreement, including any failure to make an advance, will constitute an Event of Default under the pooling and servicing agreement if the failure remains unremedied for five days after written notice thereof. If the master servicer is terminated as a result of the occurrence of an Event of Default, the trustee or the successor master servicer will be obligated to make advances in accordance with the terms of the pooling and servicing agreement.

Unanticipated Recoveries of Losses on the Mortgage Loans

     Holders of certificates that had previously been allocated a Realized Loss in respect of a mortgage loan -- which holders may, in the event of a transfer of any such certificate, be different from the holders at the time the Realized Loss was allocated -- may receive distributions if the servicer subsequently makes an Unanticipated Recovery in respect of such mortgage loan as a result of events such as an unanticipated insurance settlement, tax refund or mortgagor bankruptcy distribution. In such event, the trustee will distribute to the holders of each outstanding class to which such Realized Loss had previously been allocated its share of such Unanticipated Recovery in an amount not to exceed the amount of such loss previously allocated to such class. This distribution will be made on the distribution date in the calendar month following receipt of the Unanticipated Recovery. Any distributions of Unanticipated Recoveries will not reduce the principal balances of the class of certificates receiving such recoveries. The Class PO Certificates will be allocated a percentage of any Unanticipated Recovery equal to the percentage of the loss previously allocated to it in respect of the related mortgage loans, and the other classes of certificates that were allocated a portion of such loss will receive a pro rata share of the balance. Notwithstanding the foregoing, no certificateholder will be entitled to receive any share of an Unanticipated Recovery following the distribution date on which the principal balance of its certificates has been reduced to zero, including following the termination of the trust.

                        DESCRIPTION OF THE CERTIFICATES

General

     The certificates will be issued pursuant to the pooling and servicing agreement. The following summaries of the material terms pursuant to which the certificates will be issued do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions, including definitions of terms, are incorporated by reference.

     The certificates will have the respective initial class certificate balances, subject to a variance of 5%, and pass-through rates set forth on page S-5.

     The class certificate balance of any class of certificates, other than the Class A-7 Certificates, as of any distribution date is the initial class certificate balance of the class, as reduced by:

     . all amounts previously distributed to certificateholders of the class as payments of principal,

     . the amount of Realized Losses, including Excess Losses, allocated to the class, and

     . in the case of any class of subordinated certificates, any amounts allocated to the class in reduction of its class certificate balance in respect of payments of Class PO Deferred Amounts, as described under "--Allocation of Losses."

     The Class A-7 Certificates are interest only certificates and will have no class certificate balance.

     In addition, the class certificate balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced if and to the extent that the aggregate of the class certificate balances of all classes of the certificates, following all distributions and the allocation of Realized Losses on a distribution date, exceeds the Pool Principal Balance as of the due date occurring in the month of the distribution date.

     The senior certificates will have an initial aggregate class certificate
balance of approximately $[   ] and will evidence in the aggregate an initial
beneficial ownership interest of approximately [   ]% in the trust fund. The
Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will each evidence in the aggregate an initial beneficial ownership interest of
approximately[   ]%, [   ]%, [   ]%, [   ]%, [   ]%% and [   ]%%, respectively,
in the trust fund.

     The Class A-5 Certificates will be entitled to the benefits of a certificate guaranty insurance policy, or the policy, to be issued by Financial Security Assurance Inc., referred to in this prospectus supplement as the insurer. The insurer shall be subrogated to the rights of each holder of a Class A-5 Certificate to receive distributions, as applicable, on those Class A-5 Certificates to the extent of any payment by the insurer under the policy. See "The Policy" and "The Insurer" in this prospectus supplement.

     The Class PO, Class A-RU and Class A-RL Certificates will be issued in fully registered certificated form. All of the other classes of offered certificates will be represented by book-entry certificates. The book-entry certificates will be issuable in book-entry form only. The Class A-RU and Class A-RL Certificates will each be issued as a single certificate in a denomination
of $[   ].

Book-Entry Certificates

     Each class of book-entry certificates will be issued in one or more certificates which equal the aggregate initial class certificate balance of the class of certificates and which will be held by a depository, initially a nominee of The Depository Trust Company. Beneficial interests in the book-entry certificates will be held indirectly by investors through the book-entry facilities of the depository, as described in this prospectus supplement. Investors may hold beneficial interests in the book-entry certificates in the
minimum denominations set forth on page S-6 and integral multiples of $[   ] in
excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest in a book entry certificate that is not an integral multiple
of $[   ]. The depositor has been informed by the depository that its nominee will be CEDE & Co. Accordingly, CEDE & Co. is expected to be the holder of record of the book-entry certificates. Except as described in the prospectus under "Description of the Securities -- Book-Entry Securities," no beneficial owner of a book-entry certificate will be entitled to receive a physical certificate.

     Unless and until definitive certificates are issued, it is anticipated that the only certificateholder of the book-entry certificates will be CEDE & Co., as nominee of the depository. Beneficial owners of the book-entry certificates will not be certificateholders, as that term is used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise the rights of certificateholders indirectly through financial intermediaries and the depository. Monthly and annual reports on the trust fund provided to CEDE & Co., as nominee of the depository, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the depository, and to the financial intermediaries to whose depository accounts the book-entry certificates of the beneficial owners are credited.

     For a description of the procedures generally applicable to the book-entry certificates, see "Description of the Securities -- Book-Entry Securities" in the prospectus.

Payments on Mortgage Loans; Accounts

     On or before the closing date, the master servicer will establish a Certificate Account, which will be maintained in trust for the benefit of the certificateholders. Funds credited to the Certificate Account may be invested for the benefit and at the risk of the master servicer in Permitted Investments, as defined in the pooling and servicing agreement, that are scheduled to mature on or before the business day preceding the next distribution date. On or before the business day before each distribution date, the master servicer will withdraw from the Certificate Account the amount of Available Funds and will deposit the Available Funds into the Distribution Account. The trustee will be entitled to withdraw its fee from the amounts on deposit in the Distribution Account each month immediately prior to making the distributions on the Certificates.

Distributions on the Certificates

Allocation of Available Funds

     Interest and principal on the certificates will be distributed monthly on the 25th day of each month or, if such 25th day is not a business day, on the
succeeding business day, commencing in [   ]. These distributions will be in an
aggregate amount equal to the Available Funds for the related distribution date. Distributions will be made to holders of record on the close of business on the last business day of the month prior to the month in which the related distribution date occurs.

     On each distribution date, the Available Funds will be distributed in the following order of priority among the certificates:

          first, to the classes of senior certificates entitled to distributions of interest, the Accrued Certificate Interest on each such class for such distribution date, any shortfall in available amounts being allocated among such classes in proportion to the amount of Accrued Certificate Interest otherwise distributable thereon;

          second, to the classes of senior certificates entitled to distributions of interest, any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates, to the extent of remaining Available Funds, any shortfall in available amounts being allocated among such classes in proportion to the amount of such Accrued Certificate Interest remaining undistributed for each such class for such distribution date;

          third, to the classes of senior certificates entitled to principal distributions, in reduction of the class certificate balances thereof, to the extent of remaining Available Funds, concurrently, as follows:

               (1) to the classes of senior certificates, other than the Class PO Certificates, the Senior Optimal Principal Amount for such distribution date, in the order of priority set forth below; and

               (2) to the Class PO Certificates, the Class PO Principal Distribution Amount for such distribution date;

          fourth, to the Class PO Certificates, to the extent of remaining Available Funds, the Class PO Deferred Amount for such distribution date, until the class certificate balance thereof has been reduced to zero; provided that, (1) on any distribution date, distributions pursuant to this priority fourth shall not exceed the Subordinated Optimal Principal Amount for such distribution date, (2) such distributions shall not reduce the class certificate balance of the Class PO Certificates and (3) no distribution will be made in respect of the Class PO Deferred Amount after the Cross Over Date;

          fifth, to the Class B-1 Certificates, to the extent of remaining Available Funds, in the following order: (1) the Accrued Certificate Interest thereon for such distribution date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates and (3) such class's Allocable Share for such distribution date;

          sixth, to the Class B-2 Certificates, to the extent of remaining Available Funds, in the following order: (1) the Accrued Certificate Interest thereon for such distribution date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates and (3) such class's Allocable Share for such distribution date;

          seventh, to the Class B-3 Certificates, to the extent of remaining Available Funds, in the following order: (1) the Accrued Certificate Interest thereon for such distribution date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates and (3) such class's Allocable Share for such distribution date; and

          eighth, to the Class B-4, Class B-5 and Class B-6 Certificates, to the extent of remaining Available Funds: (1) the Accrued Certificate Interest thereon for such distribution date, (2) any Accrued Certificate Interest thereon remaining undistributed from previous distribution dates and (3) such class's Allocable Share for such distribution date.

     The trustee will distribute to the insurer the applicable premium payable in respect of the policy for the Class A-5 Certificates concurrently with the distribution of interest in respect of the Class A-5 Certificates pursuant to priority first above.

     Amounts allocated to the senior certificates (other than the Class PO Certificates) pursuant to priority third above will be distributed in the following order of priority:

          (a) to the Class A-6 Certificates, in an amount equal to the Class A-6 Principal Distribution Amount for such distribution date, until the class certificate balance thereof has been reduced to zero; and

          (b) to the classes of senior certificates, other than the Class A-6 and Class A-7 Certificates, the Senior Optimal Principal Amount, less the Class A-6 Principal Distribution Amount, in the following order of priority:

               (i) concurrently, to the Class A-RU and Class A-RL Certificates, until the respective class certificate balances thereof have been reduced to zero;

               (ii) commencing on the distribution date in [   ], an amount
          equal to approximately [   ] to the Class A-5 Certificates, until the
          class certificate balance thereof has been reduced to zero;

               (iii) sequentially, to the Class A-1 and Class A-2 Certificates, in that order, until the respective class certificate balances thereof have been reduced to zero;

               (iv) concurrently until the class certificate balances of the Class A-3 and Class A-4 Certificates have been reduced to zero, (A)
          approximately [   ]% to the Class A-5 Certificates, until the class
          certificate balance thereof has been reduced to zero, and (B)
          approximately [   ]% sequentially to the Class A-3 and Class A-4
          Certificates, in that order, until the respective class certificate balances thereof have been reduced to zero; and

               (v) the remaining amount, to the Class A-5 Certificates, until the class certificate balance thereof has been reduced to zero.

     On each distribution date after the Cross-Over Date, distributions of principal on the outstanding senior certificates entitled to principal distributions (other than the Class PO Certificates) will be made pro rata among all such certificates, regardless of the allocation, or sequential nature, of principal payments described above.

Interest

     Interest will accrue on the class certificate balances (or the Notional Amount, in the case of the Class A-7 Certificates) of the certificates offered hereby at the respective pass-through rates set forth in the table on page S-5 during each interest accrual period. The interest accrual period for each class of certificates entitled to distributions of interest will be the one-month period ending on the last day of the month preceding the month in which a distribution date occurs. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     The Notional Principal Amount of the Class A-7 Certificates will be determined by reference to the class certificate balances of the Class A-3, Class A-4 and Class A-5 Certificates. See "Yield, Prepayment and Maturity Considerations -- Yield Sensitivity of Class A-7 Certificates" in this prospectus supplement.

     The Class PO Certificates are principal only certificates and will not accrue interest.

     As to any distribution date and any mortgage loan with respect to which a prepayment in full has occurred during the period from the sixteenth day of the month preceding the distribution date through the last day of such month, the resulting "Interest Shortfall" generally will equal the difference between (a) one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such mortgage loan, and (b) the amount of interest at the Net Mortgage Rate actually received with respect to such mortgage loan during such period. In the case of a partial prepayment, the resulting "Interest Shortfall" will equal one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment.

     Any Net Interest Shortfall, the interest portion of any Excess Losses through the Cross-Over Date and, after the Cross-Over Date, the interest portion of any Realized Losses (see "-- Allocation of Realized Losses on the Certificates" below) will, on each distribution date, be allocated among all the outstanding certificates entitled to distributions of interest in proportion to the amount of Accrued Certificate Interest that would have been allocated thereto in the absence of such shortfall and losses. See "Servicing of the Mortgage Loans -- Adjustment to Master Servicing Fee in Connection with Prepaid Mortgage Loans" herein. Notwithstanding the foregoing, any Net Interest Shortfalls in respect of the Class A-5 Certificates will be covered by the Reserve Fund described below (to the extent of funds on deposit in the Reserve
Fund) or the policy (if there are no amounts remaining on deposit in the Reserve
Fund). However, the policy will not cover any interest shortfalls resulting from Relief Act Reductions. See "The Policy" in this prospectus supplement.

     [Underwriter] will establish the Reserve Fund with the trustee on the closing date and will deposit approximately $10,000 into the Reserve Fund on such date. The Reserve Fund will be maintained by the trustee in a separate account. The Reserve Fund will be beneficially owned by [Underwriter] and will not be an asset of the trust. The trustee will make withdrawals of amounts on deposit in the Reserve Fund, to the extent funds are available in the Reserve Fund, on each distribution date to cover any Net Interest Shortfalls allocated to the Class A-5 Certificates. Once the amounts on deposit in the Reserve Fund have been reduced to zero, the policy will cover any Net Interest Shortfalls, other than interest shortfalls resulting from Relief Act Reductions, allocated to the Class A-5 Certificates. Any amount remaining on deposit in the Reserve Fund on the distribution date on which the class certificate balance of the Class A-5 Certificates has been reduced to zero will be distributed to [Underwriter]

     The interest portion of any Realized Losses (other than Excess Losses) occurring prior to the Cross-Over Date will not be allocated among any certificates, but will reduce the amount of Available Funds on the related distribution date. As a result of the subordination of the subordinated certificates in right of distribution, such losses will be borne first by the outstanding subordinated certificates in inverse order of priority.

     If Available Funds are insufficient on any distribution date to distribute the aggregate Accrued Certificate Interest on the senior certificates entitled to distributions of interest to their certificateholders, any shortfall in available amounts will be allocated among such classes of senior certificates in proportion to the amounts of Accrued Certificate Interest otherwise distributable thereon. The amount of any such undistributed Accrued Certificate Interest will be added to the amount of interest to be distributed on the senior certificates entitled to distributions of interest on subsequent distribution dates in accordance with priority second of the second paragraph under "-- Allocations of Available Funds" above. No interest will accrue on any Accrued Certificate Interest remaining undistributed from previous distribution dates.

Principal

     Distributions in reduction of the class certificate balance of each class of certificates entitled to principal distributions will be made on each distribution date.

     The Class A-7 Certificates are interest only certificates and will not receive distributions of principal.

     All payments and other amounts received in respect of principal of the mortgage loans will be allocated between (1) the senior certificates entitled to principal distributions (other than the Class PO Certificates) and the subordinated certificates, on the one hand, and (2) the Class PO Certificates, on the other, in each case based on the applicable Non-PO Percentage and the applicable PO Percentage, respectively, of such amounts.

     The initial class certificate balance of the Class PO Certificates will be
approximately $[    ].

     Distributions in reduction of the class certificate balance of each class of senior certificates entitled to principal distributions will be made on each distribution date as described under "-- Allocation of Available Funds" above. In accordance with priority third of the Available Funds Allocation, the Available Funds remaining after the distribution of interest will be allocated to such senior certificates in an aggregate amount not to exceed the sum of the Senior Optimal Principal Amount and the Class PO Principal Distribution Amount for such distribution date. Distributions in reduction of the class certificate balances of the Class B-1, Class B-2 and Class B-3 Certificates will be made pursuant to priorities fifth, sixth and seventh, respectively, of the Available Funds Allocation. In accordance with each such priority, the Available Funds, if any, remaining after distributions of principal and interest on the senior certificates and payments in respect of the Class PO Deferred Amount on such distribution date will be allocated to each class of the Class B Certificates in an amount equal to each such class's Allocable Share for such distribution date, provided that no distribution of principal will be made on any such class until any class ranking prior thereto has received distributions of interest and principal, and such class has received distributions of interest, on such distribution date. The Class A-6 Certificates will not receive any distributions in respect of scheduled payments of principal and prepayments or certain other unscheduled recoveries of principal on the mortgage loans during the first five years after the date of initial issuance of the certificates, except as otherwise described herein on or following the earlier of the Group I Final Distribution Date and the Cross-Over Date.

     If, on any distribution date, the class certificate balance of any class of Class B Certificates for which the related Class Prepayment Distribution Trigger was satisfied on such distribution date is reduced to zero, any amounts distributable to such class under clauses (2), (3) and (5) of the definition of Subordinated Optimal Principal Amount, to the extent of such class's remaining Allocable Share, will be distributed to the remaining classes of subordinated certificates in reduction of their respective class certificate balances in order of priority. If the Class Prepayment Distribution Trigger is not satisfied for any class of Class B Certificates (other than the Class B-1 Certificates, to which it is not applicable) on any distribution date, this may have the effect of accelerating the amortization of more senior ranking classes of subordinated certificates because the amount otherwise distributable to such class under clauses (2), (3) and (5) of the definition of Subordinated Optimal Principal Amount will be distributable among the outstanding classes of the Class B Certificates as to which the related Class Prepayment Distribution Trigger has been satisfied on a pro rata basis subject to the priority of payments described herein. On any distribution date, any reduction in funds available for distribution to the classes of subordinated certificates resulting from a distribution of the Class PO Deferred Amount to the Class PO Certificates will be allocated to the classes of subordinated certificates, in reduction of the Allocable Shares thereof, in inverse order of priority.

Principal Distributions on the Class A-5 Certificates

     General. Beneficial owners of the Class A-5 Certificates have the right to request that distributions of principal be made with respect to their certificates on any distribution date on which that class of certificates is entitled to receive distributions of principal. As to distributions of principal among holders of the Class A-5 Certificates, Deceased Holders who request distributions will be entitled to first priority, and Living Holders who request distributions will be entitled to a second priority.

     Prospective certificateholders in the Class A-5 Certificates should be aware that distributions of principal on those certificates may be significantly earlier or later than the date that may be desired by that certificateholder. All such requested distributions are subject to the priorities described below under "-- Priority of Requested Distributions" and are further subject to the limitation that they be made (i) only in lots equal to integral multiples of $1,000 of initial class certificate balance, each such certificate referred to as an "Individual Class A-5 Certificate" and (ii) only to the extent that the portion of the Senior Optimal Principal Amount allocated to the Class A-5 Certificates on the applicable distribution date (plus any amounts available from the Rounding Account) provides sufficient funds for such requested distributions. To the extent that amounts available for distributions in respect of principal on the Class A-5 Certificates on any distribution date exceed the aggregate amount of the requests made by Deceased Holders and Living Holders for principal distributions applicable to that distribution date, such excess amounts will be distributed to the beneficial owners of Class A-5 Certificates by random lot, as described below under "-- Mandatory Distributions of Principal on the Class A-5 Certificates."

     On each distribution date on which amounts are available for distributions in reduction of the class certificate balance of the Class A-5 Certificates, the aggregate amount allocable to such distributions for that class will be rounded, as necessary, to an amount equal to an integral multiple of $1,000, except as provided below, in accordance with the limitations set forth in this prospectus supplement. Such rounding will be accomplished on the first distribution date on which distributions of principal on the Class A-5 Certificates are made by withdrawing from the

Rounding Account the amount of funds, if any, needed to round the amount otherwise available for that distribution with respect to the Class A-5 Certificates upward to the next higher integral multiple of $1,000. On each succeeding distribution date on which distributions of principal on the Class A-5 Certificates are to be made, the aggregate amount allocable to the Class A-5 Certificates will be applied first to repay any funds withdrawn from the Rounding Account on the prior distribution date, and then the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and distributed in reduction of the class certificate balance of the Class A-5 Certificates. This process will continue on succeeding distribution dates until the class certificate balance of the Class A-5 Certificates has been reduced to zero. Thus, the aggregate distribution made in reduction of the class certificate balance of the Class A-5 Certificates on each distribution date may be slightly more or less than would be the case in the absence of such rounding procedures, but such difference will be no more than $999.99 on any distribution date. Under no circumstances will the sum of all distributions made in reduction of the class certificate balance of the Class A-5 Certificates, through any distribution date, be less than the sum of such distributions that would have resulted in the absence of such rounding procedures. The Class A-RL Certificates will be entitled to any amount remaining in the Rounding Account after the class certificate balance of the Class A-5 Certificates has been reduced to zero.

     Notwithstanding any provisions in this prospectus supplement to the contrary, on each distribution date following the first distribution date on which any Realized Losses are allocated to the Class A-5 Certificates for which payment is not made under the policy, distributions in reduction of the class certificate balance of the Class A-5 Certificates will be made pro rata among the holders of the Class A-5 Certificates and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

     There is no assurance that a beneficial owner of a Class A-5 Certificate who has submitted a request for a distribution will receive the distribution at any particular time after the distribution is requested, since there can be no assurance that funds will be available for making those distributions on any particular distribution date, or, even if funds are available for making principal distributions on the Class A-5 Certificates, that such distributions will be made to any particular beneficial owner whether that beneficial owner is a Deceased Holder or a Living Holder. Also, due to the procedure for mandatory distributions described below under "--Mandatory Distributions of Principal on the Class A-5 Certificates," there can be no assurance that on any distribution date on which the funds available for distribution in respect of principal of the Class A-5 Certificates exceed the aggregate amount of distributions requested by beneficial owners of certificates of that class, any particular beneficial owner will receive a principal distribution from those excess funds. Thus, the timing of distributions in reduction of the class certificate balance for any particular Class A-5 Certificate, whether or not the subject of a request for distribution by a Deceased Holder or a Living Holder, is highly uncertain and may be made earlier or later than the date that may be desired by a beneficial owner of that certificate.

     Priority of Requested Distributions. Subject to the limitations described in this prospectus supplement, including the timing and the order of the receipt of the request for distributions as described below under "-- Procedure for Requested Distributions," beneficial owners of the Class A-5 Certificates have the right to request that distributions be made in reduction of the class certificate balance of those certificates. On each distribution date on which distributions in reduction of the class certificate balance of the Class A-5 Certificates are made, those distributions will be made in the following order of priority: (i) any request by a Deceased Holder, in an amount up to but not exceeding $100,000 per request; and (ii) any request by a Living Holder, in an amount up to but not exceeding $10,000 per request. Thereafter, distributions will be made as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the beneficial owners of those Class A-5 Certificates until all such requests have been honored.

     Procedure for Requested Distributions. Under the current procedures of DTC, a beneficial owner may request that distributions in reduction of the class certificate balance of its Class A-5 Certificates be made on a distribution date by delivering a written request for those distributions to the participant or indirect participant that maintains the beneficial owner's account with respect to the Class A-5 Certificates so that such request is received by the trustee from DTC on DTC's "participant terminal system" on or before the close of business on the last business day of the month next preceding the month in which the related distribution date occurs, or the record date for such distribution date. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the participant under separate cover. Furthermore, those requests of Deceased Holders that are incomplete may not be honored by the participant. The participant shall forward a certification satisfactory to the trustee certifying the death of the beneficial owner and the receipt of the appropriate death and tax waivers. The participant should in turn make the request of DTC (or, in the case of an indirect participant, such firm must notify the related participant of such request, which participant should make the request of DTC) on DTC's participant terminal system. The trustee will not accept a request from a person other than DTC. DTC may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for those requests for distributions received by it on the same day. None of the master servicer, the depositor or the trustee shall be liable for any delay by DTC, any participant or any indirect participant in the delivery of requests for distributions or withdrawals of those distributions to the trustee or for any changes made to the procedures described herein by DTC, any participant or any indirect participant. Requests for distributions are to be honored in the order of their receipt (subject to the priorities described in the previous paragraph). The exact procedures to be followed by the trustee for purposes of determining the order of receipt of such requests will be those established from time to time by DTC. Requests for distributions of principal received by DTC and forwarded to the trustee on DTC's participant terminal system after the record date for such distribution date and requests for principal distributions received in a timely manner but not accepted with respect to a given distribution date, will be treated as requests for distributions on the next succeeding distribution date and each succeeding distribution date thereafter until each request is accepted or is withdrawn as described below. Each request for distributions in reduction of the class certificate balance of a Class A-5 Certificate submitted by a beneficial owner of that certificate will be held on DTC's participant terminal system until such request has been accepted by the trustee or has been withdrawn by the participant in writing. Each Individual Class A-5 Certificate covered by that request will continue to bear interest at the related pass-through rate through the interest accrual period related to such distribution date.

     In the case of a request on behalf of a Deceased Holder, the related participant shall forward certification satisfactory to the trustee certifying the death of the beneficial owner and the receipt of the appropriate death and tax waivers. Class A-5 Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the beneficial owner, and the Class A-5 Certificates so beneficially owned will be eligible to request priority with respect to distributions in reduction of the class certificate balance of those certificates, subject to the limitations stated in this prospectus supplement. The Class A-5 Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest in that trust, but in no event will a trust's beneficiaries collectively be deemed to be beneficial owners of a number of Individual Class A-5 Certificates greater than the number of Individual Class A-5 Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a beneficial owner of the Class A-5 Certificates beneficially owned by the trust but only to the extent of such beneficiary's beneficial interest in that trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Class A-5 Certificates will be deemed to be the death of the beneficial owner of those certificates regardless of the registration of ownership, if that beneficial interest can be established to the satisfaction of the participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the applicable Uniform Gift to Minors Act or Uniform Transfers to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Class A-5 Certificate and the right to receive the proceeds therefrom, as well as interest and distributions of principal with respect thereto. As used in this prospectus supplement, a request for a distribution in reduction of the class certificate balance of a Class A-5 Certificate by a Deceased Holder shall mean a request by the personal representative, surviving tenant by the entirety, surviving joint tenant or a surviving tenant in common of the Deceased Holder.

     With respect to Class A-5 Certificates as to which beneficial owners have requested distributions to be made on a particular distribution date and on which distributions of principal are being made, the trustee will notify DTC prior to that distribution date whether, and the extent to which, those certificates have been accepted for distributions. Participants and indirect participants holding Class A-5 Certificates are required to forward such notices to the beneficial owners of those certificates. Individual Class A-5 Certificates that have been accepted for a distribution will be due and payable on the applicable distribution date and will cease to bear interest after the interest accrual period related to such distribution date.

     Any beneficial owner of a Class A-5 Certificate who has requested a distribution may withdraw its request by so notifying in writing the participant or indirect participant that maintains that beneficial owner's account. In the event that such account is maintained by an indirect participant, the indirect participant must notify the related participant which in turn must forward the withdrawal of such request, on DTC's participant terminal system. If that notice of withdrawal of a request for distribution has not been received on DTC's participant terminal system on or before the record date for such distribution date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the class certificate balance of that Class A-5 Certificate on the applicable distribution date.

     Mandatory Distributions of Principal on the Class A-5 Certificates. To the extent, if any, that distributions in reduction of the class certificate balance of the Class A-5 Certificates on a distribution date exceed the outstanding class certificate balance of Class A-5 Certificates with respect to which distribution requests have been received by the applicable record date, additional Class A-5 Certificates in lots equal to Individual Class A-5 Certificates will be selected to receive principal distributions in accordance with the then-applicable established random lot procedures of DTC, and the then-applicable established procedures of the participants and indirect participants, which may or may not be by random lot. No prior notice will be provided by the depositor, the master servicer or the trustee to the beneficial owners of the Class A-5 Certificates for those distributions made by random lot. Investors may ask those participants or indirect participants what allocation procedures they use. Participants and indirect participants holding Class A-5 Certificates selected for mandatory distributions of principal are required to provide notice of those mandatory distributions to the affected beneficial owners.

Allocation of Realized Losses on the Certificates

Losses Allocable to the Class PO Certificates

     On each distribution date, the applicable PO Percentage of the principal portion of any Realized Loss (including any Excess Loss) on a Discount mortgage loan will be allocated to the Class PO Certificates until the class certificate balance thereof is reduced to zero.

     To the extent funds are available therefor on any distribution date through the Cross-Over Date, distributions in respect of the Class PO Deferred Amount will be made on the Class PO Certificates in accordance with priority fourth of the second paragraph under "-- Distributions on the Certificates -- Allocation of Available Funds" above. Any distribution of Available Funds in respect of the Class PO Deferred Amount will not reduce the class certificate balance of the Class PO Certificates. No interest will accrue on the Class PO Deferred Amount. On each distribution date through the Cross-Over Date, the class certificate balance of the lowest ranking class of subordinated certificates then outstanding will be reduced by the amount of any distributions made to the Class PO Certificates in respect of the Class PO Deferred Amount on such distribution date, through the operation of the Class PO Deferred Payment Writedown Amount. After the Cross-Over Date, no distributions will be made in respect of the Class PO Deferred Amount and Realized Losses allocated to the Class PO Certificates will be borne by them without a right of reimbursement from any other class of certificates. Any distribution of Unanticipated Recoveries on the Class PO Certificates will be adjusted to take into account the Class PO Deferred Amount previously paid to such class as specified in the Agreement. See "Servicing of the Mortgage Loans -- Unanticipated Recoveries of Losses on the Mortgage Loans."

Losses Allocable to Certificates other than the Class PO Certificates

     Prior to the Cross-Over Date (and on such date under certain circumstances), the applicable Non-PO Percentage of the principal portion of any Non-Excess Loss will be allocated among the outstanding classes of subordinated certificates, in inverse order of priority, until the class certificate balance of each such class has been reduced to zero (i.e., Non-Excess Losses will be allocated first to the Class B-6 Certificates while such certificates are outstanding, second to the Class B-5 Certificates, and so on). The Non-PO Percentage of the principal portion of any Fraud Losses, Special Hazard Losses and Bankruptcy Losses occurring prior to the reduction of the Fraud Loss Coverage Amount, the Special Hazard Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, respectively, to zero will also be allocated to the subordinated certificates in the manner described in the preceding sentence.

     Commencing on the Cross-Over Date, the applicable Non-PO Percentage of the principal portion of any Realized Loss will be allocated among the outstanding classes of senior certificates entitled to principal distributions (other than the Class PO Certificates) pro rata based upon their class certificate balances.

     As indicated above, Fraud Losses, Special Hazard Losses and Bankruptcy Losses occurring after the Fraud Loss Coverage Amount, Special Hazard Loss Coverage Amount and the Bankruptcy Loss Coverage Amount, respectively, have been reduced to zero will be Excess Losses. The applicable Non-PO Percentage of the principal portion of any Excess Loss on a mortgage loan for any distribution date (whether occurring before, on or after the Cross-Over Date) will be allocated pro rata among all outstanding classes of certificates entitled to principal distributions (other than the Class PO Certificates) based on their class certificate balances.

     Upon the initial issuance of the certificates, the Fraud Loss Coverage
Amount will equal approximately $[   ] (approximately 1.0% of the aggregate
Stated Principal Balances of the mortgage loans as of the Cut-off Date). As of any distribution date prior to the third anniversary of the Cut-off Date, the
Fraud Loss Coverage Amount will equal approximately $[   ] minus the aggregate
amount of Fraud Losses that would have been allocated to the subordinated certificates in the absence of the Loss Allocation Limitation since the Cut-off Date. As of any distribution date from the third to the fifth anniversaries of the Cut-off Date, the Fraud Loss Coverage Amount will equal (1) the lesser of
(a) the Fraud Loss Coverage Amount as of the most recent anniversary of the Cut-off Date and (b) 0.5% of the aggregate outstanding principal balance of all of the mortgage loans as of the most recent anniversary of the Cut-off Date minus
(2) the Fraud Losses that would have been allocated to the subordinated certificates in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. As of any distribution date on or after the earlier of the Cross-Over Date or the fifth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount shall be zero.

     Upon the initial issuance of the certificates, the Special Hazard Loss
Coverage Amount will equal approximately $[   ] (approximately 1.1% of the
aggregate Stated Principal Balances of the mortgage loans as of the Cut-off
Date). As of any distribution date, the Special Hazard Loss Coverage Amount will equal the greater of

     . 1% (or if greater than 1%, the hig hest percentage of mortgage loans by principal balance secured by mortgaged properties in any single California zip code) of the outstanding principal balance of all the mortgage loans as of the related Determination Date, and

     . twice the outstanding principal balance of the mortgage loan which has the largest outstanding principal balance as of the related Determination Date,

less, in each case, the aggregate amount of Special Hazard Losses that would have been previously allocated to the subordinated certificates in the absence of the Loss Allocation Limitation.

     As of any distribution date on or after the Cross-Over Date, the Special Hazard Loss Coverage Amount will be zero.

     On each distribution date, the Bankruptcy Loss Coverage Amount will equal
approximately $[   ], subject to reduction as described in the Agreement, minus the aggregate amount of previous Deficient Valuations and Debt Service Reductions. As of any distribution date on or after the Cross-Over Date, the Bankruptcy Loss Coverage Amount will be zero. The Bankruptcy Loss Coverage Amount and the manner of reduction thereof described in the Agreement may be reduced or modified upon written confirmation from each of the Rating Agencies that such reduction or modification will not adversely affect the then current ratings of the senior certificates. Such reduction may adversely affect the coverage provided by subordination with respect to Bankruptcy Losses.

Method of Allocating Realized Losses

     All allocations of Realized Losses to a class of certificates will be accomplished on a distribution date by reducing the class certificate balance thereof by the appropriate share of any such losses occurring during the month preceding the month of such distribution date and, accordingly, will be taken into account in determining the distributions of principal and interest on such certificates commencing on the following distribution date. The aggregate amount of the principal portion of any Non-Excess Losses to be allocated to the Class PO Certificates on any distribution date through the Cross-Over Date will also be taken into account in determining distributions in respect of the Class PO Deferred Amount for such distribution date.

     The interest portion of all Realized Losses will be allocated among the outstanding classes of certificates entitled to distributions of interest to the extent described under "-- Distributions on the Certificates -- Interest" above.

     No reduction of the class certificate balance of any class will be made on any distribution date on account of any Realized Loss to the extent that such reduction would have the effect of reducing the aggregate class certificate balances of all classes of the certificates as of such distribution date to an amount less than the Pool Principal Balance as of the first day of the month of such distribution date, less any Deficient Valuations occurring before the Bankruptcy Loss Coverage Amount has been reduced to zero (such limitation being the "Loss Allocation Limitation").

     Debt Service Reductions are not treated as Realized Losses, and the principal portion thereof will not be allocated in reduction of the class certificate balance of any class of certificates. However, after the Bankruptcy Loss Coverage Amount has been reduced to zero, the amounts distributable under clause (1) of the definitions of Senior Optimal Principal Amount, Class PO Principal Distribution Amount and Subordinated Optimal Principal Amount will be reduced by the amount of the principal portion of any Debt Service Reductions. Regardless of when they occur, Debt Service Reductions may reduce the amount of Available Funds otherwise available for distribution on a distribution date. As a result of the subordination of the subordinated certificates in right of distribution, the reduction in Available Funds resulting from any Debt Service Reductions before the Bankruptcy Loss Coverage Amount has been reduced to zero will be borne by the subordinated certificates (to the extent then outstanding) in inverse order of priority.

     Notwithstanding the foregoing, with respect to the Class A-5 Certificates, the policy will cover the interest and principal portions of all Realized Losses allocated thereto. See "The Policy" in this prospectus supplement. If payments are not made as required under the policy, Realized Losses allocated to the Class A-5 Certificates will be borne by the holders of such certificates.

Voting Rights

     There are actions specified in the prospectus that may be taken by holders of certificates evidencing a specified percentage of all undivided interests in the trust and may be taken by holders of certificates entitled in the aggregate to that percentage of the voting rights. 98% of all voting rights will be allocated among all holders of the certificates, other than the Class A-7, Class A-RU and Class A-RL Certificates, in proportion to their then outstanding class certificate balances. In addition, 1% of all voting rights will be allocated among the holders of the Class A-7 Certificates in proportion to their then outstanding Notional Principal Amounts, and 0.50% of all voting rights will be allocated among the holders of each of the Class A-RU and Class A-RL Certificates, in each case in proportion to the percentage interests evidenced by their respective certificates. The pooling and servicing agreement may be amended without the consent of the certificateholders in specified circumstances.

     Notwithstanding the foregoing, so long as there does not exist a failure by the insurer to make a required payment under the policy, the insurer shall have the right to exercise all rights of the holders of the Class A-5 Certificates under the pooling and servicing agreement without any consent of such holders, and such holders may exercise such rights only with the prior written consent of the insurer except as provided in the pooling and servicing agreement.

Additional Rights of the Residual Certificateholders

     In addition to distributions of principal and interest the holders of the Residual Certificates will be entitled to receive:

          (a) the amount, if any, of Available Funds remaining in the related REMIC on any distribution date after distributions of interest and principal and in respect of the Class PO Deferred Amount are made on the certificates on such date; and

          (b) as to the Class A-RL Certificates only, the amount of any Unanticipated Recoveries received by the Master Servicer in the calendar month preceding the month of a distribution date and not otherwise allocated to other classes of certificates as described in "Servicing of the Mortgage Loans -- Unanticipated Recoveries of Losses on the Mortgage Loans"; and

          (c) the proceeds, if any, of the assets of the trust remaining in the related REMIC after the class certificate balances of all classes of the certificates have each been reduced to zero.

     It is not anticipated that any material assets will be remaining for such distributions on the Residual Certificates at any such time. See "Federal Income Tax Consequences -- Residual Certificates" herein.

Subordination

Priority of Senior Certificates

     As of the date of the initial issuance of the certificates, the aggregate class certificate balance of the classes of subordinated certificates will equal approximately 4.25% of the aggregate class principal balance of all the classes of certificates. The rights of the holders of the subordinated certificates to receive distributions with respect to the mortgage loans will be subordinate to such rights of the holders of the senior certificates, to the extent described above. The subordination of the subordinated certificates is intended:

     (a) to enhance the likelihood of timely receipt by the holders of the senior certificates (to the extent of the subordination of the subordinated certificates) of the full amount of the scheduled monthly distributions of principal and interest allocable to the senior certificates; and

     (b) to afford the holders of the senior certificates (to the extent of the subordination of the subordinated certificates) protection against Realized Losses, to the extent described above.

     If Realized Losses exceed the credit support provided to the senior certificates through subordination, or if Excess Losses occur, all or a portion of such losses will be borne by the senior certificates.

     The protection afforded to the holders of senior certificates by means of the subordination feature will be accomplished by:

          (1) the preferential right of such holders to receive, prior to any distribution being made on a distribution date in respect of the subordinated certificates, in accordance with the paydown rules specified above under "-- Distributions on the Certificates -- Allocation of Available Funds," the amounts due to the senior certificateholders on each distribution date out of the Available Funds with respect to such date and, if necessary, by the right of such holders to receive future distributions on the mortgage loans that would otherwise have been payable to the holders of the subordinated certificates;

          (2) the allocation to the subordinated certificates of the applicable Non-PO Percentage of the principal portion of any Non-Excess Loss to the extent set forth herein; and

          (3) the allocation to the subordinated certificates of the applicable PO Percentage of the principal portion of any Non-Excess Loss to the extent set forth herein through the operation of the Class PO Deferred Payment Writedown Amount.

     The allocation of the principal portion of Realized Losses (as set forth herein) to the subordinated certificates on any distribution date will decrease the protection provided to the senior certificates then outstanding on future distribution dates by reducing the aggregate class certificate balance of the classes of subordinated certificates then outstanding.

     In addition, in order to extend the period during which the subordinated certificates remain available as credit enhancement for the senior certificates, the entire amount of the applicable Non-PO Percentage of any prepayment or other unscheduled recovery of principal with respect to a mortgage loan will be allocated to the senior certificates as a whole entitled to principal distributions (other than the Class PO Certificates) during at least the first five years after the date of initial issuance of the certificates, with such allocation being subject to reduction thereafter as described herein. This allocation has the effect of accelerating the amortization of such senior certificates as a group while, in the absence of losses in respect of the mortgage loans, increasing the percentage interest in the principal balance of the mortgage loans evidenced by the subordinated certificates. Among such senior certificates, such amounts will be allocated to the outstanding Group I Senior Certificates during the first five years after the date of initial issuance of the certificates (except as otherwise described herein on or following the Group I Final Distribution Date) with such allocation being subject to reduction thereafter as described herein, except that such amounts will be allocated pro rata among all of the outstanding senior certificates entitled to principal distributions (other than the Class PO Certificates) on each distribution date after the Cross-Over Date. In addition, the Class A-6 Certificates are not entitled to receive scheduled principal payments or prepayments during the first five years after the closing date (except as otherwise described herein on or after the Group I Final Distribution Date).

     After the payment of amounts distributable in respect of the senior certificates on each distribution date, the subordinated certificates will be entitled on such date to the remaining portion, if any, of the Available Funds in an aggregate amount equal to the Accrued Certificate Interest on the subordinated certificates for such date, any remaining undistributed Accrued Certificate Interest thereon from previous distribution dates and the sum of the Allocable Shares of the classes of subordinated certificates. Amounts so distributed to subordinated certificateholders will not be available to cover any delinquencies or any Realized Losses in respect of subsequent distribution dates.

Priority Among Subordinated Certificates

     As of the date of the initial issuance of the certificates, the aggregate class certificate balance of the Class B-4, Class B-5 and Class B-6 Certificates, all of which are subordinate in right of distribution to the subordinated certificates offered hereby, will equal approximately 1.00% of the initial aggregate class certificate balance of all of the classes of certificates and approximately 23.53% of the initial aggregate class certificate balance of all of the classes of subordinated certificates. On each distribution date, the holders of any particular class of subordinated certificates, other than the Class B-6 Certificates, will have a preferential right to receive the amounts due them on such distribution date out of Available Funds, prior to any distribution being made on such date on each class of certificates ranking subordinated to such class. In addition, except as described herein, the applicable Non-PO Percentage of the principal portion of any Non-Excess Loss with respect to a mortgage loan and any Class PO Deferred Payment Writedown Amount will be allocated, to the extent set forth herein, in reduction of the class certificate balances of the subordinated certificates in inverse order of priority of such certificates. The effect of the allocation of such Realized Losses and of the Class PO Deferred Payment Writedown Amount to a class of subordinated certificates will be to reduce future distributions allocable to such class and increase the relative portion of distributions allocable to more senior classes of certificates.

     In order to maintain the relative levels of subordination among the subordinated certificates, the applicable Non-PO Percentage of prepayments and certain other unscheduled recoveries of principal in respect of the mortgage loans (which will not be distributable to such certificates for at least the first five years after the date of initial issuance of the certificates, except as otherwise described herein on or following the Senior Final Distribution
Date) will not be distributable to the holders of the Class B-2, Class B-3, Class B-4 or Class B-5 Certificates on any distribution date for which the related Class Prepayment Distribution Trigger is not satisfied, except as described above. See "-- Distributions on the Certificates -- Principal." If the Class Prepayment Distribution Trigger is not satisfied with respect to any such class of Class B Certificates, the amortization of more senior ranking classes of subordinated certificates may occur more rapidly than would otherwise have been the case and, in the absence of losses in respect of the mortgage loans, the percentage interest in the principal balance of the mortgage loans evidenced by such Class B Certificates may increase.

     As a result of the subordination of any class of certificates, such class of certificates will be more sensitive than more senior ranking classes of certificates to the rate of delinquencies and defaults on the mortgage loans, and under certain circumstances investors in such certificates may not recover their initial investment.

Structuring Assumptions

     Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following Structuring Assumptions:

     . the mortgage pool consists of two mortgage loans with the following characteristics:

                                                       Original Term     Remaining
         Principal                         Net          to Maturity     to Maturity
          Balance     Mortgage Rate   Mortgage Rate     (in Months)     (in Months)
          -------     -------------   -------------     -----------     -----------
          $                  %               %
          $                  %               %

     . the mortgage loans prepay at the specified constant percentages of PSA,

     . no defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced,

     . scheduled payments on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed before giving effect to prepayments received on the last day of the prior month,

     . prepayments are allocated without giving effect to loss and delinquency tests,

     . there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month of the closing date,

     . the scheduled monthly payment for each mortgage loan has been calculated so that each mortgage loan will amortize in amounts sufficient to repay the current balance of the mortgage loan by its respective remaining term to maturity,

     . the initial class certificate balance of each class of certificates is as set forth on page S-5,

     .    the approximate initial class certificate balances of the Class B-4,
          Class B-5 and Class B-6 Certificates are $[   ], $[   ] and $[    ],
          respectively,

     . interest accrues on each interest bearing class of certificates during each interest accrual period at the applicable pass-through rate set forth on page S-5,

     . distributions in respect of the certificates are received in cash on the 25th day of each month commencing in the calendar month following the closing date,

     .    the closing date of the sale of the certificates is [   ],

     . the seller is not required to repurchase or substitute for any mortgage loan, and

     . the master servicer does not exercise the option to repurchase the mortgage loans described under "-- Optional Purchase of Defaulted Loans" and "-- Optional Termination."

     While it is assumed that each of the mortgage loans prepays at the specified constant percentages of PSA, this is not likely to be the case. Moreover, discrepancies may exist between the characteristics of the actual mortgage loans which will be delivered to the trustee and characteristics of the mortgage loans used in preparing the tables in this prospectus supplement.

     Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this prospectus supplement is PSA, which represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans. PSA does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans. 100% PSA assumes prepayment rates of 0.2% per annum of the then unpaid principal balance of the pool of mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter (e.g., 0.4% per annum in the second month) until the 30th month. Beginning in the 30th month and in each month thereafter during the life of the mortgage loans, 100% PSA assumes a constant prepayment rate of 6% per annum. Multiples may be calculated from this prepayment rate sequence. For example, 150% PSA assumes prepayment rates will be 0.3% per annum in month one, 0.6% per annum in month two, and increasing by 0.3% in each succeeding month until reaching a rate of 9.0% per annum in month 30 and remaining constant at 9.0% per annum thereafter. 0% PSA assumes no prepayments. There is no assurance that prepayments will occur at any PSA rate or at any other constant rate.

Optional Purchase of Defaulted Loans

     The master servicer may, at its option, purchase from the trust fund any mortgage loan which is delinquent in payment by 91 days or more. Any purchase shall be at a price equal to 100% of the Stated Principal Balance of the mortgage loan plus accrued interest at the applicable mortgage rate from the date through which interest was last paid by the related mortgagor or advanced, and not reimbursed, to the first day of the month in which the amount is to be distributed.

Optional Termination

     The master servicer will have the right to repurchase all remaining mortgage loans and foreclosed or otherwise repossessed properties in the mortgage pool and thereby effect early retirement of the certificates, subject to the Pool Principal Balance of the mortgage loans and foreclosed or otherwise repossessed properties at the time of repurchase being less than 10% of the cut-off date pool principal balance. In the event the master servicer exercises its repurchase option, the purchase price distributed with respect to each class of certificates will be 100% of its then outstanding class certificate balance plus any Class PO Deferred Amounts in the case of the Class PO Certificates and, in the case of an interest bearing certificate, any unpaid accrued interest at the applicable pass-through rate, in each case subject to reduction as provided in the pooling and servicing agreement if the purchase price is based in part on the appraised value of any foreclosed or otherwise repossessed properties and the appraised value is less than the Stated Principal Balance of the related mortgage loans. Distributions on the certificates in respect of any optional termination will first be paid to the senior certificates and then to the subordinated certificates. The proceeds from any distribution may not be sufficient to distribute the full amount to which each class of certificates is entitled if the purchase price is based in part on the appraised value of any foreclosed or otherwise repossessed property and the appraised value is less than the Stated Principal Balance of the related mortgage loan.

     No holder of any certificates will be entitled to any Unanticipated Recoveries received with respect to any mortgage loan after the termination of the trust. See "Servicing of the Mortgage Loans -- Unanticipated Recoveries of Losses on the Mortgage Loans."

The Trustee

     [The Bank of New York] will be the trustee under the pooling and servicing agreement. The depositor and the master servicer may maintain other banking relationships in the ordinary course of business with [The Bank of New York]. Offered certificates may be surrendered at the

Corporate Trust Office of the trustee located at [    ], Attention: or at any
[    ] or at any other address the trustee designates.

Restrictions on Transfer of the Residual Certificates

     The Residual Certificates will be subject to the restrictions on transfer described in the prospectus under "Material Federal Income Tax Consequences -- Taxation of Holders of Residual Interest Securities -- Restrictions on Ownership and Transfer of Residual Interest Securities." The pooling and servicing agreement provides that the Residual Certificates, in addition to certain other ERISA restricted classes of certificates, may not be acquired by an ERISA Plan. See "ERISA Considerations". Each Residual Certificate will contain a legend describing these restrictions.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

General

     The effective yield to the holders of each interest bearing class of certificates will be lower than the yield otherwise produced by the applicable pass-through rate and the purchase price of the certificates because monthly distributions will not be payable to the holders until the 25th day (or, if that day is not a business day, the following business day) of the month after the applicable interest accrual period without any additional distribution of interest or earnings to compensate for the delay.

     Delinquencies on the mortgage loans which are not advanced by or on behalf of the master servicer because such amounts, if advanced, would not be recoverable, will adversely affect the yield on the certificates. Because of the priority of distributions, shortfalls resulting from delinquencies not so advanced will be borne first by the subordinated certificates, in the reverse order of their numerical class designations, and then by the senior certificates. If, as a result of shortfalls, the aggregate of the class certificate balances of all classes of the certificates exceeds the Pool Principal Balance, the class certificate balance of the class of subordinated certificates then outstanding with the highest numerical class designation will be reduced by the amount of the excess.

     Net Interest Shortfalls will adversely affect the yields on the classes of offered certificates, other than the Class A-5 Certificates. Any Net Interest Shortfalls in respect of the Class A-5 Certificates will be covered by the Reserve Fund (to the extent of amounts on deposit in the Reserve Fund) or the policy (if there are no amounts remaining on deposit in the Reserve Fund), provided that the policy will not cover interest shortfalls resulting from Relief Act Reductions. See "The Policy" in this prospectus supplement.

     In addition, although all losses initially will be borne by the subordinated certificates, in the reverse order of their numerical class designations, either directly or through distributions of Class PO Deferred Amounts on the Class PO Certificates, Excess Losses will be borne by all classes of certificates on a pro rata basis. Moreover, since the amounts available for distribution to the subordinated certificates for each distribution date will be reduced by the amount of any distributions on the distribution date in respect of Class PO Deferred Amounts, the amount distributable as principal on each distribution date to each class of subordinated certificates then entitled to a distribution of principal will be less than it otherwise would be in the absence of the Class PO Deferred Amounts. As a result, the yields on the offered certificates will depend on the rate and timing of Realized Losses, including Excess Losses. Excess Losses could occur at a time when one or more classes of subordinated certificates are still outstanding and otherwise available to absorb other types of Realized Losses. With respect to the Class A-5 Certificates only, Realized Losses allocated thereto will be covered by the policy to the extent set forth in the policy. See "The Policy" in this prospectus supplement.

General Prepayment Considerations and Risks

     The rate of principal payments on the offered certificates, the aggregate amount of distributions on the offered certificates and the yield to maturity of the offered certificates will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments, including for this purpose, prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties, condemnations and repurchases by the seller or master servicer. The mortgage loans may be prepaid by the mortgagors at any time without a prepayment penalty. The mortgage loans may also be subject to "due-on-sale" provisions. See "The Mortgage Pool".

     Prepayments, liquidations and purchases of the mortgage loans will result in distributions on the offered certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal of the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to the rate of payment of principal on the mortgage loans or the rate of principal prepayments. The extent to which the yield to maturity of a class of offered certificates may vary from the anticipated yield will depend upon the degree to which the class of offered certificates is purchased at a discount or premium, and the degree to which the timing of payments on the offered certificates is sensitive to prepayments, liquidations and purchases of the mortgage loans.

     You should consider the risk that,

     . if you purchase principal only certificates or any other offered certificate at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield on your certificates that is lower than the anticipated yield;

     . if you purchase interest only certificates (e.g., the Class A-7 Certificates) or any other offered certificate purchased at a premium, a faster than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield on your certificates that is lower than the anticipated yield and, in the case of the Class A-7 Certificates, you could lose your entire investment.

     The rate of principal payments, including prepayments, on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, servicing decisions, as well as the characteristics of the mortgage loans included in the mortgage pool as described under "The Mortgage Pool -- General". In addition, refinancing programs, including First Horizon's Streamlined Documentation Program, may affect the rate of prepayments on the mortgage loans. In general, if prevailing interest rates were to fall significantly below the mortgage rates on the mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the mortgage rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments. Furthermore, with respect to up to 25% of the mortgage loans, the depositor may deliver all or a portion of each related mortgage file to the trustee not later than thirty days after the closing date, a delayed delivery. If the seller fails to deliver all or a portion of any mortgage file to the depositor or other designee of the depositor or, at the depositor's direction, to the trustee within the 30-day period, the seller will be required to use its best efforts to deliver a substitute mortgage loan for the related delayed delivery mortgage loan or repurchase the related delayed delivery mortgage loan. Any repurchases pursuant to this provision would also have the effect of accelerating the rate of prepayments on the mortgage loans.

     Voluntary prepayments in full of principal on the mortgage loans received by the master servicer from the first day through the fifteenth day of each month (other than the month of the cut-off date) are passed through to the certificateholders in the month of receipt or payment.

Voluntary prepayments of principal in full received from the sixteenth day (or, in the case of the month of the Cut-off Date, from the Cut-off Date) through the last day of each month, and all voluntary partial prepayments of principal on the mortgage loans are passed through to the certificateholders in the month following the month of receipt or payment. Any prepayment of a mortgage loan or liquidation of a mortgage loan (by foreclosure proceedings or by virtue of the purchase of a mortgage loan in advance of its stated maturity as required or permitted by the Agreement) will generally have the effect of passing through to the certificateholders principal amounts which would otherwise be passed through (or reduced) in amortized increments over the remaining term of such mortgage loan.

     The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher or lower than the rate anticipated by the investor during the period immediately following the issuance of the offered certificates may not be offset by a subsequent like decrease or increase in the rate of principal payments.

Prepayment Considerations and Risks for the Class A-6 Certificates

     As described under "Description of the Certificates -- Distributions on the Certificates -- Principal," the entire amount of the applicable Non-PO Percentage of any prepayments and other unscheduled recoveries of principal with respect to a mortgage loan will be allocated solely to the outstanding senior certificates entitled to principal distributions (other than the Class PO Certificates) during at least the first five years after the closing date, with such allocation being subject to reduction thereafter as described herein. The portion of such amounts otherwise allocable to the Class A-6 Certificates will be allocated solely to the outstanding Group I Senior Certificates during the first five years after the closing date (except as otherwise described herein on or following the Group I Final Distribution Date), with such allocation being subject to reduction thereafter as described herein, provided that such amounts will be allocated pro rata among all the outstanding senior certificates entitled to principal distributions (other than the Class PO Certificates) on each distribution date after the Cross-Over Date. The resulting allocation between the Group I Senior Certificates and the Class A-6 Certificates is designed to accelerate the allocation of principal prepayments and certain other unscheduled recoveries of principal on the mortgage loans to holders of the Group I Senior Certificates relative to the Class A-6 Certificates through the earlier of the Group I Final Distribution Date and the Cross-Over Date. Notwithstanding the foregoing, all distributions of principal on the outstanding senior certificates entitled to principal distributions (other than the Class PO Certificates) will be made pro rata among such certificates on each distribution date after the Cross-over Date. In addition, the Class A-6 Certificates are not entitled to receive scheduled principal payments or prepayments during the first five years after the closing date (except as otherwise described herein on or following the Group I Final Distribution Date).

Prepayment Considerations and Risks for the Class B Certificates

     The rate of payment of principal, the aggregate amount of distributions and the yield to maturity of the Class B Certificates will be affected by the rate of prepayments on the mortgage loans, as well as the rate of mortgagor defaults resulting in Realized Losses, by the severity of those losses and by the timing thereof. See "Description of the Certificates -- Allocation of Realized Losses on the Certificates" herein for a description of the manner in which such losses are borne by the holders of the certificates. If the purchaser of a Class B Certificate calculates its anticipated yield based on an assumed rate of default and amount of Realized Losses that is lower than the default rate and the amount of losses actually incurred, its actual yield to maturity may be lower than that so calculated and could be negative. The timing of defaults and losses will also affect an investor's actual yield to maturity, even if the average rate of defaults and severity of losses are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity.

     The yields to maturity on the classes of Class B Certificates with higher numerical designations will be more sensitive to losses due to liquidations of defaulted mortgage loans than will the yields on such classes with lower numerical designations, and the yields to maturity on all of the Class B Certificates will be more sensitive to such losses than will the yields on the other classes of certificates. The Class B Certificates will be more sensitive to losses due to liquidations of defaulted mortgage loans because the entire amount of such losses will be allocable to such certificates in inverse order of priority, either directly or through the allocation of the Class PO Deferred Payment Writedown Amount, except as provided herein. To the extent not covered by the master servicer's advances of delinquent monthly payments of principal and interest, delinquencies on the mortgage loans may also have a relatively greater effect:

          (1) on the yields to investors in the Class B Certificates with higher numerical designations than on the yields to investors in those Class B Certificates with lower numerical designations; and

          (2) on the yields to investors in the Class B Certificates than on the yields to investors in the senior certificates.

     As described above under "Description of the Certificates -- Distributions on the Certificates -- Interest" and "-- Principal," "-- Allocation of Realized Losses on the Certificates" and "-- Subordination," amounts otherwise distributable to holders of any class of Class B Certificates will be made available to protect the holders of the more senior ranking classes of the certificates against interruptions in distributions due to certain mortgagor delinquencies. Such delinquencies, even if subsequently cured, may affect the timing of the receipt of distributions by the holders of the Class B Certificates.

     To the extent that the Class B Certificates are being purchased at discounts from their initial class certificate balances, if the purchaser of such a certificate calculates its yield to maturity based on an assumed rate of payment of principal faster than that actually received on such certificate, its actual yield to maturity may be lower than that so calculated.

Yield Sensitivity of Class A-7 Certificates

     As indicated in the following table, the yield to investors in the Class A-7 Certificates will be sensitive to the rate of principal payments (including prepayments) of the mortgage loans. The mortgage loans generally can be prepaid at any time. On the basis of the assumptions described under this heading, the yield to maturity on the Class A-7 Certificates would be approximately 0% if prepayments were to occur at a constant rate of approximately 929% of PSA. If the actual prepayment rate of the mortgage loans were to exceed the foregoing level for as little as one month while equaling the level for the remaining months, the investors in the Class A-7 Certificates would not fully recoup their initial investments.

     Because the Notional Principal Amount of the Class A-7 Certificates will be determined by reference to the class certificate balances of the Class A-3, Class A-4 and Class A-5 Certificates, investors should be aware that reductions in the aggregate Notional Principal Amount of the Class A-7 Certificates will occur concurrently with certain reductions in the class certificate principal balance of the Class A-5 Certificates as described herein.

     The information set forth in the following table has been prepared on the basis of the Structuring Assumptions and on the assumption that the aggregate purchase price of the Class A-7 Certificates, expressed as a percentage of its initial Notional Principal Amount, is as follows:

CLASS                                     PRICE
-----------------                         -----

Class A-7........                           %

           SENSITIVITY OF THE CLASS A-7 CERTIFICATES TO PREPAYMENTS
                         (PRE-TAX YIELDS TO MATURITY)


                                     PERCENTAGE OF PSA
                             -------------------------------

CLASS                           0%  250%  600%  800%  1000%
------------------------        --  ----  ----  ----  -----

Class A-7...................

     It is highly unlikely that all of the mortgage loans will have the precise characteristics described in this prospectus supplement or that the mortgage loans will prepay at the same rate until maturity or that all of the mortgage loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class A-7 Certificates is likely to differ from those shown in the table above, even if all of the mortgage loans prepay at the indicated percentages of PSA. No representation is made as to the actual rate of principal payments on the mortgage loans for any period or over the lives of the Class A-7 Certificates or as to the yields on the Class A-7 Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class A-7 Certificates.

Yield Sensitivity of Class PO Certificates

     The table below indicates the sensitivity of the pre-tax corporate bond equivalent yields to maturity of the Class PO Certificates to various constant percentages of PSA. The yields set forth in the tables were calculated by determining the monthly discount rates that, when applied to the assumed streams of cash flows to be paid on the Class PO Certificates, would cause the discounted present value of the assumed streams of cash flows to equal the assumed aggregate purchase price of the Class PO Certificates and converting the monthly rates to corporate bond equivalent rates. These calculations do not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Class PO Certificates and consequently do not purport to reflect the return on any investment in the Class PO Certificates when the reinvestment rates are considered.

     The Class PO Certificates will be principal only certificates and will not bear interest. As indicated in the table below, a lower than anticipated rate of principal payments, including prepayments, on the Discount mortgage loans will have an adverse effect on the yield to investors in the Class PO Certificates.

     As described under "Description of the Certificates -- Principal," the Class PO Principal Distribution Amount is calculated by reference to the principal payments, including prepayments, on the Discount mortgage loans. The Discount mortgage loans will have lower Net Mortgage Rates, and lower mortgage rates, than the other mortgage loans. In general, mortgage loans with higher mortgage rates tend to prepay at higher rates than mortgage loans with relatively lower mortgage rates in response to a given change in market interest rates. As a result, the Discount mortgage loans may prepay at lower rates, thereby reducing the rate of payment of principal and the resulting yield of the Class PO Certificates.

     The information set forth in the following table has been prepared on the basis of the Structuring Assumptions and on the assumption that the aggregate purchase price of the Class PO Certificates, expressed as a percentage of its initial class certificate balance, is as follows:

CLASS                            PRICE
--------------------             -----

Class PO............               %

            SENSITIVITY OF THE CLASS PO CERTIFICATES TO PREPAYMENTS
                         (PRE-TAX YIELDS TO MATURITY)

                                 PERCENTAGE OF PSA
                          ---------------------------------

CLASS                       0%  125%   250%   400%    600%
-----------------------     --  ----   ----   ----    ----

Class PO...............

     It is unlikely that the Discount mortgage loans will have the precise characteristics described in this prospectus supplement or that the Discount mortgage loans will all prepay at the same rate until maturity or that all of the Discount mortgage loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class PO Certificates is likely to differ from those shown in the table above, even if all of the Discount mortgage loans prepay at the indicated percentages of PSA. No representation is made as to the actual rate of principal payments on the Discount mortgage loans for any period or over the life of the Class PO Certificates or as to the yield on the Class PO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class PO Certificates.

Additional Information

     The depositor intends to file certain additional yield tables and other computational materials with respect to one or more classes of offered certificates with the SEC in a report on Form 8-K. The tables and materials were prepared by [Underwriter] at the request of one or more prospective investors, based on assumptions provided by, and satisfying the special requirements of, the prospective investors. The tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, the tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Weighted Average Lives of the Offered Certificates

     The weighted average life of an offered certificate is determined by (a) multiplying the amount of the net reduction, if any, of the class certificate balance of the certificate on each distribution date by the number of years from the date of issuance to the distribution date, (b) summing the results and (c) dividing the sum by the aggregate amount of the net reductions in class certificate balance of the certificate referred to in clause (a).

     For a discussion of the factors which may influence the rate of payments, including prepayments, of the mortgage loans, see "--Prepayment Considerations and Risks" in this prospectus supplement and "Yield and Prepayment Considerations" in the prospectus.

     In general, the weighted average lives of the offered certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the offered certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments, the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates -- Principal".

     The interaction of the foregoing factors may have different effects on various classes of offered certificates and the effects on any class may vary at different times during the life of the class. Accordingly, no assurance can be given as to the weighted average life of any class of offered certificates. Further, to the extent the prices of the offered certificates represent discounts or premiums to their respective original class certificate balances, variability in the weighted average lives of the classes of offered certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of offered certificates may be affected at various constant percentages of PSA, see the Decrement Tables below.

Decrement Tables

     The following tables indicate the percentages of the initial class certificate balances of the classes of offered certificates that would be outstanding after each of the dates shown at various constant percentages of PSA and the corresponding weighted average lives of the classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that the mortgage loans will have the precise characteristics described in the Structuring Assumptions or that all of the mortgage loans will prepay at the constant percentages of PSA specified in the tables below or at any other constant rate. Moreover, the diverse remaining terms to maturity of the mortgage loans could produce slower or faster principal distributions than indicated in the tables, which have been prepared using the specified constant percentages of PSA, even if the remaining term to maturity of the mortgage loans is consistent with the remaining terms to maturity of the mortgage loans specified in the Structuring Assumptions.

                 [remainder of page intentionally left blank]

            PERCENT OF INITIAL CLASS PRINCIPAL BALANCE OUTSTANDING
                OF THE CLASS A-1 CERTIFICATES AT THE FOLLOWING
                          CONSTANT PERCENTAGES OF PSA

                                          Class A-1 Certificates

Distribution Date                       0%  125%  250%  400%    600%
-----------------                       --- ----  ----  ----    ----
Initial...............................
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Weighted Average Life (in years)*.....

     *For purposes of the above tables, the percent of initial class certificate balance outstanding has been rounded to the nearest whole percentage and the weighted average life (in years) has been determined as specified under "--Weighted Average Lives of the Offered Certificates".

            PERCENT OF INITIAL CLASS PRINCIPAL BALANCE OUTSTANDING
                OF THE CLASS A-2 CERTIFICATES AT THE FOLLOWING
                          CONSTANT PERCENTAGES OF PSA

                                             Class A-2 Certificates

Distribution Date                       0%  125%   250%   400%    600%
-----------------                       --  ----   ----   ----    ----
Initial...............................
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Weighted Average Life (in years)*.....

     *For purposes of the above tables, the percent of initial class certificate balance outstanding has been rounded to the nearest whole percentage and the weighted average life (in years) has been determined as specified under "-- Weighted Average Lives of the Offered Certificates".

            PERCENT OF INITIAL CLASS PRINCIPAL BALANCE OUTSTANDING
                OF THE CLASS A-3 CERTIFICATES AT THE FOLLOWING
                          CONSTANT PERCENTAGES OF PSA

                                               Class A-3 Certificates

Distribution Date                            0%  125%  250%  400%  600%
-----------------                            --  ----  ----  ----  ----
Initial.................................
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Weighted Average Life (in years)*.......

     *For purposes of the above tables, the percent of initial class certificate balance outstanding has been rounded to the nearest whole percentage and the weighted average life (in years) has been determined as specified under "-- Weighted Average Lives of the Offered Certificates".

            PERCENT OF INITIAL CLASS PRINCIPAL BALANCE OUTSTANDING
                OF THE CLASS A-4 CERTIFICATES AT THE FOLLOWING
                          CONSTANT PERCENTAGES OF PSA

                                             Class A-4 Certificates

Distribution Date                          0%  125%  250%  400%  600%
-----------------                          --  ----  ----  ----  ----
Initial..............................
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Weighted Average Life (in years)*....

     *For purposes of the above tables, the percent of initial class certificate balance outstanding has been rounded to the nearest whole percentage and the weighted average life (in years) has been determined as specified under "-- Weighted Average Lives of the Offered Certificates".

            PERCENT OF INITIAL CLASS PRINCIPAL BALANCE OUTSTANDING
                OF THE CLASS A-5 CERTIFICATES AT THE FOLLOWING
                          CONSTANT PERCENTAGES OF PSA

                                                Class A-5 Certificates**

Distribution Date                            0%   125%   250%  400%  600%
-----------------                            --   ----   ----  ----  ----
Initial.................................
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Weighted Average Life (in years)*.......

     *For purposes of the above tables, the percent of initial class certificate balance outstanding has been rounded to the nearest whole percentage and the weighted average life (in years) has been determined as specified under "-- Weighted Average Lives of the Offered Certificates".

     **The weighed average life shown in the table for this class of certificates represents the weighted average life of these certificates taken as a whole and is not likely to reflect the experience of any particular investor. Because holders of these certificates will receive distributions in reduction of the class certificate balance of these certificates on the basis of requested distributions or by random lot, the weighted average life of any such certificates owned by an individual investor may vary significantly from the weighted average life of this class of certificates taken as a whole.

            PERCENT OF INITIAL CLASS PRINCIPAL BALANCE OUTSTANDING
                OF THE CLASS A-6 CERTIFICATES AT THE FOLLOWING
                          CONSTANT PERCENTAGES OF PSA

                                            Class A-6 Certificates
Distribution Date                      0%      125%     250%    400%   600%
-----------------                      --      ----     ----    ----   ----
Initial...............................
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Weighted Average Life (in years)*.....

          *For purposes of the above tables, the percent of initial class certificate balance outstanding has been rounded to the nearest whole percentage and the weighted average life (in years) has been determined as specified under "-- Weighted Average Lives of the Offered Certificates".

            PERCENT OF INITIAL CLASS PRINCIPAL BALANCE OUTSTANDING
         OF THE CLASS A-RU AND CLASS RL CERTIFICATES AT THE FOLLOWING
                          CONSTANT PERCENTAGES OF PSA

                                       Class A-RU and Class A-RL Certificates
Distribution Date                       0%     125%     250%     400%    600%
-----------------                       --     ----     ----     ----    ----
Initial............................... 100      100      100      100     100
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Weighted Average Life (in years)*.....

     *For purposes of the above tables, the percent of initial class certificate balance outstanding has been rounded to the nearest whole percentage and the weighted average life (in years) has been determined as specified under "-- Weighted Average Lives of the Offered Certificates".

            PERCENT OF INITIAL CLASS PRINCIPAL BALANCE OUTSTANDING
                 OF THE CLASS PO CERTIFICATES AT THE FOLLOWING
                          CONSTANT PERCENTAGES OF PSA

                                             Class PO Certificates
Distribution Date                      0%     125%    250%    400%    600%
-----------------                      --     ----    ----    ----    ----
Initial............................   100      100     100     100     100
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Weighted Average Life (in years)*..

     *For purposes of the above tables, the percent of initial class certificate balance outstanding has been rounded to the nearest whole percentage and the weighted average life (in years) has been determined as specified under "-- Weighted Average Lives of the Offered Certificates".

            PERCENT OF INITIAL CLASS PRINCIPAL BALANCE OUTSTANDING OF THE CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES
                 AT THE FOLLOWING CONSTANT PERCENTAGES OF PSA


                                    Class B-1, Class B-2 and Class B-3 Certificates

Distribution Date                    0%       125%       250%      400%      600%
-----------------                   ---       ----       ----      ----      ----
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Weighted Average Life (in years)*..

     *For purposes of the above tables, the percent of initial class certificate balance outstanding has been rounded to the nearest whole percentage and the weighted average life (in years) has been determined as specified under "-- Weighted Average Lives of the Offered Certificates".

Last Scheduled Distribution Date

     The last scheduled distribution date for each class of offered certificates is the distribution date in August 2030, which is the distribution date in the month following the month of the latest scheduled maturity date for any of the mortgage loans. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment, including prepayments, of the mortgage loans, the class certificate balance of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "-- Prepayment Considerations and Risks" and "-- Weighted Average Lives of the Offered Certificates" in this prospectus supplement and "Yield and Prepayment Considerations" in the prospectus.


                                  THE POLICY

     The following summary of terms of the policy to be issued by the insurer does not purport to be complete and is qualified in its entirety by reference to the policy included as an exhibit to the pooling and servicing agreement.

     Simultaneously with the issuance of the certificates, the insurer will deliver the policy to the trustee for the benefit of each holder of Class A-5 Certificates. Under the policy, the insurer unconditionally and irrevocably guarantees to the trustee for the benefit of each holder of Class A-5 Certificates the full and complete payment on each distribution date of Guaranteed Distributions.

     If, by the close of business on the business day next succeeding the related determination date, the master servicer informs the trustee that funds to be deposited in the Certificate Account will be insufficient to make the Guaranteed Distributions on the Class A-5 Certificates for such distribution date, the trustee is required to make a claim under the policy in the amount of such deficiency. Payment of claims under the policy will be made by the insurer following receipt by the insurer of the appropriate notice for payment on the later to occur of (a) 12:00 noon, New York City time, on the third business day following receipt of such notice for payment, and (b) 12:00 noon, New York City time, on the date on which such Guaranteed Distribution is due.

     Receipt or received as those terms relate to the policy shall mean actual delivery to the insurer and to its fiscal agent, if any, at or prior to 12:00 noon, New York City time, on a business day. Delivery either on a day that is not a business day or after 12:00 noon, New York City time, shall be deemed to be in receipt on the next succeeding business day. If any notice or certificate given under the policy by the trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been received, and the insurer or its fiscal agent shall promptly so advise the trustee and the trustee may submit an amended notice.

     Under the policy, "business day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York, New York or in the city in which the corporate office of the trustee is located are authorized or obligated by law or executive order to be closed.

     The insurer's obligations under the policy in respect of Guaranteed Distributions shall be discharged to the extent funds are transferred to the trustee as provided in the policy whether or not such funds are properly applied by the trustee.

     The insurer shall be subrogated to the rights of each holder of a Class A-5 Certificate to receive payments of principal and interest, as applicable, with respect to distributions on the Class A-5 Certificates to the extent of any payment with respect thereto by the insurer under the policy in accordance with the express provisions of the policy.

     To the fullest extent permitted by applicable law, the insurer agrees under the policy not to assert, and waives, for the benefit of each holder of a Class A-5 Certificate, all its rights, whether by counterclaim, setoff or otherwise, and defenses, including, without limitation, the defense of fraud, whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to the insurer to avoid payment of its obligations under the policy.

     Claims under the policy constitute direct, unsecured and unsubordinated obligations of the insurer, and will rank equally with any other unsecured and unsubordinated indebtedness of the insurer for borrowed money. Claims against the insurer under the policy and claims against the insurer under each other financial guarantee insurance policy issued by the insurer constitute equal claims against the general assets of the insurer. The terms of the policy cannot be modified or altered by any other agreement or instrument, or by the merger, consolidation or dissolution of the Depositor. The policy may not be canceled or revoked prior to distribution in full of all Guaranteed Distributions. The policy is governed by the laws of the State of New York.

     The policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.


                                 [THE INSURER

     The information provided below about the insurer and its parent company, including the information incorporated by reference in this prospectus supplement, has been provided by the insurer, and none of the depositor, the master servicer or any underwriter make any representations or warranties as to the accuracy or completeness of such information.

 General

     The insurer is a monoline insurance company incorporated in 1984 under the laws of the State of New York. The insurer is licensed to engage in financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

     The insurer and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides for a guaranty of scheduled payments on an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for the payment of a premium to the insurer. The insurer and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are typically supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities include general obligation bonds, special revenue bonds and other special obligations of state and local governments. The insurer insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy the insurer's underwriting criteria.

     The insurer is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd., which is referred to in this prospectus supplement as Holdings. Holdings is an indirect subsidiary of Dexia S.A., a publicly held Belgian corporation. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or the insurer is obligated to pay any debt of the insurer or any claim under any insurance policy issued by the insurer or to make any additional contribution to the capital of the insurer.

     The principal executive offices of the insurer are located at 350 Park Avenue, New York, New York 10022, and its telephone number at that location is
(212) 826-0100.

Reinsurance

     Under an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by the insurer or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, the insurer reinsures a portion of its liabilities under some of its financial guaranty insurance policies with other reinsurers under various treaties and on a transaction-by-transaction basis. This reinsurance is used by the insurer as a risk management device and to comply with statutory and rating agency requirements; it does not alter or limit the insurer's obligations under any financial guaranty insurance policy.

Ratings

     The insurer's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. The insurer's insurer financial strength is rated "AAA" by Standard & Poor's and Standard & Poor's (Australia) Pty. Ltd. The insurer's claims-paying ability is rated "AAA" by Fitch, Inc. and Japan Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies. See "Ratings" in this prospectus supplement.

Capitalization

     The following table sets forth the capitalization of the insurer and its subsidiaries as of March 31, 2001 on the basis of accounting principles generally accepted in the United States:

                                                                         March 31, 2001
                                                                         ---------------
                                                                         (in Thousands)
Deferred Premium Revenue (net of prepaid reinsurance premiums)..........     $

Surplus Notes...........................................................

Minority Interest.......................................................

Shareholder's Equity:
  Common Stock..........................................................
  Additional Paid-In Capital............................................
  Accumulated Other Comprehensive Loss (net of deferred income taxes)...
  Accumulated Earnings..................................................

Total Shareholder's Equity..............................................

Total Deferred Premium Revenue, Surplus Notes, Minority Interest and
  Shareholder's Equity..................................................     $


     For further information concerning the insurer, see the Consolidated Financial Statements of Financial Security Assurance Inc. and Subsidiaries, and the notes thereto, incorporated by reference in this prospectus supplement. The insurer's financial statements are included as exhibits to the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission by Holdings and may be reviewed at the EDGAR web site maintained by the Securities and Exchange Commission and at Holdings' website, http://www.FSA.com. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by the insurer are available upon request to the State of New York Insurance Department.

Incorporation of Certain Documents by Reference

     In addition to the documents described in the prospectus under "Incorporation of Certain Documents by Reference," the financial statements of the insurer included in, or as exhibits to, the following documents filed by Holdings with the Securities and Exchange Commission, are hereby incorporated by reference in this prospectus supplement:

     .    Annual Report on Form 10-K for the period ended December 31, 2000 and,

     .    Quarterly Report on Form 10-Q for the period ended March 31, 2001.

     All financial statements of the insurer included in, or as an exhibit to, documents filed by Holdings pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this prospectus supplement and before the termination of the offering of the certificates shall be deemed to be incorporated by reference into this prospectus supplement and to be a part of this prospectus supplement from the respective dates of filing such documents.

     You may request a free copy of any of the filings incorporated by reference in this prospectus supplement by writing or by calling First Horizon Home Loan Corporation, 4000 Horizon Way, Irving, Texas 75063, telephone number (214) 441-4000.

     The depositor, on behalf of the trust hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the trust's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended, to the extent required, and each filing of the financial statements of the insurer included in or as an exhibit to the annual report of Holdings filed pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in the Registration Statement (as defined in the prospectus) shall be deemed to be a new registration statement relating to the certificates offered hereby, and the offering of such certificates at that time shall be deemed to be the initial bona fide offering thereof.

Insurance Regulation

     The insurer is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile. In addition, the insurer and its insurance subsidiaries are subject to regulation by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York, the insurer is subject to
Article 69 of the New York Insurance Law which, among other things, limits the business of a financial guaranty insurer to writing financial guaranty insurance and related business lines, requires each financial guaranty insurer to maintain a minimum surplus to policyholders, establishes contingency, loss and unearned premium reserve requirements for each financial guaranty insurer, and limits the size of individual transactions and the volume of transactions that may be underwritten by each financial guaranty insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as the insurer, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liability for borrowings.


                                    EXPERTS

     The consolidated balance sheets of Financial Security Assurance Inc. and Subsidiaries as of December 31, 2000 and December 31, 1999 and the related consolidated statements of income, changes in shareholders's equity, and cash flows for each of the three years in the period ended December 31, 2000, incorporated by reference in this prospectus supplement have been incorporated in this prospectus supplement in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.]

                                   USE OF PROCEEDS

     The depositor will apply the net proceeds of the sale of the certificates against the purchase price of the mortgage loans.


                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     For federal income tax purposes, an election will be made to treat the trust fund (exclusive of the Reserve Fund) and the Rounding Account as two separate REMICs. The Class A-RU Certificates will represent the sole class of residual interests in the upper REMIC and the Class A-RL Certificates will represent the sole class of residual interests in the lower REMIC.

     The Regular Certificates generally will be treated as debt instruments issued by the REMIC for federal income tax purposes. Income on the Regular Certificates must be reported under an accrual method of accounting. Under the accrual method of accounting, interest income may be required to be included in a holder's gross income in advance of the holder's actual receipt of that interest income.

     The Class A-7 Certificates will be treated for federal income tax purposes as having been issued with an amount of OID equal to the excess of the sum of all distributions of interest expected to be received on them over their issue price (including all accrued interest). The principal only certificates will be treated for federal income tax purposes as having been issued with an amount of OID equal to the difference between their principal balance and their issue price. The remaining classes of Regular Certificates, depending on their respective issue prices (as described in the prospectus under "Material Federal Income Tax Consequences"), may be treated as having been issued with OID in an amount equal to the excess of their initial respective class certificate balance (plus accrued interest from the last day preceding the issue date corresponding to a distribution date through the issue date), over their issue prices (including all accrued interest). The prepayment assumption that is to be used in determining the rate of accrual of original issue discount and whether the original issue discount is considered de minimis, and that may be used by a holder of a Regular Certificate to amortize premium, will be 250% of the PSA.
No representation is made as to whether the mortgage loans will prepay at the foregoing rate or any other rate. See "Yield, Prepayment and Maturity Considerations" in this prospectus supplement and "Material Federal Income Tax Consequences" in the prospectus. Computing accruals of OID in the manner described in the prospectus and this prospectus supplement may, depending on the actual rate of prepayments during the accrual period, result in the accrual of negative amounts of OID on the certificates issued with OID in an accrual period. Holders will be entitled to offset negative accruals of OID only against future OID accrual on their certificates.

     If the holders of any Regular Certificates are treated as holding their certificates at a premium, they are encouraged to consult their tax advisors regarding the election to amortize bond premium and the method to be employed. See "Material Federal Income Tax Consequences -- Taxation of Debt Securities -- Premium" in the prospectus.

     As is described more fully under "Material Federal Income Tax Consequences" in the prospectus, the offered certificates will represent qualifying assets under Sections 856(c)(4)(A) and 7701(a)(19)(C) of the Code, and net interest income attributable to the offered certificates will be "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, to the extent the assets of the trust fund are assets described in those sections.

     The Regular Certificates will represent qualifying assets under Section 860G(a)(3) if acquired by a REMIC within the prescribed time periods of the Code.

     The holders of the Residual Certificates must include the taxable income of the related REMIC in their federal taxable income. The resulting tax liability of the holders may exceed cash distributions to them during certain periods. All or a portion of the taxable income from a

Residual Certificate recognized by a holder may be treated as "excess inclusion" income, which with limited exceptions, is subject to U.S. federal income tax.

     In computing alternative minimum taxable income, the special rule providing that taxable income cannot be less than the sum of the taxpayer's excess inclusions for the year does not apply. However, a taxpayer's alternative minimum taxable income cannot be less than the sum of the taxpayer's excess inclusions for the year. In addition, the amount of any alternative minimum tax net operating loss is determined without regard to any excess inclusions.

     Purchasers of a Residual Certificate are encouraged to consider carefully the tax consequences of an investment in residual certificates discussed in the prospectus and consult their own tax advisors with respect to those consequences. See "Material Federal Income Tax Consequences -- Taxation of Holders of Residual Interest Securities" in the prospectus. Specifically, prospective holders of a Residual Certificate should consult their tax advisors regarding whether, at the time of acquisition, a Residual Certificate will be treated as a "noneconomic" residual interest. See "Material Federal Income Tax Consequences -- Taxation of Holders of Residual Interest Securities -- Restrictions on Ownership and Transfer of Residual Interest Securities" and "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" in the prospectus. Investors should consult their own tax advisors before transferring any residual interest.



                             ERISA CONSIDERATIONS

     Any fiduciary of a Plan that proposes to cause the Plan to acquire any of the offered certificates is encouraged to consult with its counsel with respect to the potential consequences of the Plan's acquisition and ownership of the certificates under ERISA and Section 4975 of the Code. See "ERISA Considerations" in the prospectus. Section 406 of ERISA prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA from engaging in various different types of transactions involving the plan and its assets unless a statutory, regulatory or administrative exemption applies to the transaction. Section 4975 of the Code imposes excise taxes on prohibited transactions involving "disqualified persons" and Plans described under that Section. ERISA authorizes the imposition of civil penalties for prohibited transactions involving Plans not subject to the requirements of Section 4975 of the Code.

     Some employee benefit plans, including governmental plans and some church plans, are not subject to ERISA's requirements. Accordingly, assets of those plans may be invested in the offered certificates without regard to the ERISA considerations described in this prospectus supplement and in the prospectus, subject to the provisions of other applicable federal and state law. Any of those plans that are qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary that decides to invest the assets of a Plan in the offered certificates should consider, among other factors, the extreme sensitivity of the investment to the rate of principal payments, including prepayments, on the mortgage loans.

     The U.S. Department of Labor has granted to [Underwriter] an individual administrative exemption, PTE 89-88 (54 Fed. Reg. 42,581, October 17, 1989) from some of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of specified receivables, loans and other obligations that meet the conditions and requirements of the exemption. PTE 89-88 applies to mortgage loans such as the mortgage loans in the trust fund.

     For a general description of PTE 89-88 and the conditions that must be satisfied for it to apply, see "ERISA Considerations" in the prospectus.

     It is expected that PTE 89-98 as amended by PTE 2000-58, as described in the prospectus under "ERISA Considerations," will apply to the acquisition and holding by Plans of the senior certificates, excluding the Residual Certificates, and the Class B-1, Class B-2 and Class B-3 Certificates and that all applicable conditions of PTE 89-98 and PTE 2000-58 other than those with the control of the investors will be met. In addition, as of the date hereof, no single mortgagor is the obligor on five percent (5%) of the mortgage loans included in the trust fund by aggregate unamortized principal balance of the assets of the trust fund.

     Because the Class PO Certificates are not being purchased by any underwriter to whom an exemption similar to PTE 89-88 has been granted, those classes of certificates do not currently meet the requirements of the exemption or any comparable individual administrative exemption granted to any underwriter. Consequently, the Class PO Certificates may be transferred only if the conditions in the bullet points in the next paragraph are met.

     Because the characteristics of the Residual Certificates may not meet the requirements of PTE 89-88 or any other issued exemption under ERISA, a Plan or an individual retirement account or other plan subject to Section 4975 of the Code may engage in a prohibited transaction or incur excise taxes or civil penalties if it purchases and holds the Residual Certificates. Consequently, transfers of the Residual Certificates will not be registered by the trustee unless the trustee receives:

     . a representation from the transferee of the certificate, acceptable to and in form and substance satisfactory to the trustee, that the tranferee is not an employee benefit plan subject to Section 406 of ERISA or a plan or arrangement subject to section 4975 of the Code, nor a person acting on behalf of any plan or arrangement or using the assets of any plan or arrangement to effect the transfer.

     . an opinion of counsel satisfactory to the trustee that the purchase or holding of the certificate by a plan, or any person acting on behalf of a plan or using the plan's assets, will not result in the assets of the trust fund being considered to be "plan assets" and subject to the prohibited transaction requirements of ERISA and the Code and will not subject the trustee to any obligation in addition to those undertaken in the agreement.

     The representations described in the bullet points above shall be considered to have been made to the trustee by the transferee's acceptance of a Class B-1, Class B-2 or Class B-3 Certificate. In the event that a representation is violated, or any attempt to transfer a Class B-1, Class B-2 or Class B-3 Certificate to a plan or person acting on behalf of a plan or using the plan's assets is initiated without the required opinion of counsel, the attempted transfer or acquisition shall be void.

     Prospective Plan investors are encouraged to consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the exemption and PTE 83-1 described in the prospectus, and the potential consequences in their specific circumstances, before making an investment in any of the offered certificates. Moreover, each Plan fiduciary is encouraged to determine whether under the general fiduciary standards of investment prudence and diversification, an investment in any of the offered certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                                 UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement, the depositor has agreed to sell the Underwritten Certificates to [Underwriter] Distribution of the Underwritten Certificates will be made by
[Underwriter], [            ] and [        ] (solely with respect to the Class
A-5 Certificates) from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Underwritten Certificates, [Underwriter] may be deemed to have received compensation from the depositor in the form of underwriting discounts.

     Each of [Underwriter] and [   ] intends to make a secondary market in the
Underwritten Certificates, other than the Class A-5 Certificates, but neither
has any obligation to do so. [   ] intends to make a secondary market in the
Class A-5 Certificates, but has no obligation to do so. There can be no assurance that a secondary market for the Underwritten Certificates will develop or, if it does develop, that it will continue or that it will provide certificateholders with a sufficient level of liquidity of investment.

     The depositor and the master servicer have agreed to indemnify
[Underwriter] and [    ] against, or make contributions to [Underwriter] and
[      ] with respect to, liabilities customarily indemnified against, including liabilities under the Securities Act of 1933, as amended.

     The Class PO Certificates will initially be retained by the seller and may be offered by the seller in the future.

     After the initial distribution of the certificates offered hereby, this prospectus and prospectus supplement may be used by [First Tennessee Securities Corporation][First Tennessee Capital Markets, Inc.], an affiliate of the depositor, the seller and the master servicer, in connection with market making transactions in such certificates. [First Tennessee Securities Corporation][First Tennessee Capital Markets, Inc.] may act as principal or agent in these transactions. These transactions will be at market prices at the time of sale and not at the prices of the initial offering.


                                 LEGAL MATTERS

     The validity of the certificates, including their material federal income tax consequences, will be passed upon for the depositor by Andrews & Kurth
L.L.P., Dallas, Texas. [      ], will pass upon certain legal matters on behalf
of the underwriter.

                                    RATINGS

     It is a condition to the issuance of the senior certificates that they be rated "AAA" by each of Fitch and S&P. It is a condition to the issuance of the Class B-1, Class B-2 and Class B-3 Certificates that they be rated at least "AA," "A" and "BBB" by Fitch, respectively.

     The ratings assigned by Fitch to mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions to which certificateholders are entitled. Fitch's ratings address the structural and legal aspects associated with the certificates, including the nature of the underlying mortgage loans. Fitch's ratings on mortgage pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that certificateholders might suffer a lower than anticipated yield.

     S&P's ratings on mortgage pass-through certificates address the likelihood of receipt by certificateholders of payments required under the operative agreements. S&P's ratings take into consideration the credit quality of the mortgage pool including any credit support providers, structural and legal aspects associated with the certificates, and the extent to which the payment stream of the mortgage pool is adequate to make payment required under the certificates. S&P's ratings on the certificates do not, however, constitute a statement regarding the frequency of prepayments on the mortgage loans. S&P's rating does not address the possibility that investors may suffer a lower than anticipated yield.

     The security ratings assigned to the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies.

     The depositor has not requested a rating of the offered certificates by any rating agency other than Fitch and S&P; there can be no assurance, however, as to whether any other rating agency will rate the offered certificates or, if it does, what rating would be assigned by the other rating agency. The rating assigned by the other rating agency to the offered certificates could be lower than the respective ratings assigned by either, or both, of Fitch and S&P.



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                               GLOSSARY OF TERMS


     Accrued Certificate Interest -- For any class of certificates entitled to distributions of interest for any distribution date will equal the interest accrued during the related interest accrual period at the applicable pass-through rate on the class certificate balance (or Notional Principal Amount, in the case of the Class A-7 Certificates) of such class of certificates immediately prior to such distribution date, less such class' share of any Net Interest Shortfall, the interest portion of any Excess Losses through the Cross-Over Date and, after the Cross-Over Date, the interest portion of Realized Losses, including Excess Losses.

     Allocable Share -- With respect to any class of subordinated certificates on any distribution date, such class's pro rata share (based on the class certificate balance of each class entitled thereto) of each of the components of the Subordinated Optimal Principal Amount described herein; provided, that, except as provided in the pooling and servicing agreement, no Class B Certificates (other than the Class B-1 Certificates) shall be entitled on any distribution date to receive distributions pursuant to clauses (2), (3) and (5) of the definition of Subordinated Optimal Principal Amount unless the Class Prepayment Distribution Trigger for the related class is satisfied for such distribution date.

     Available Funds -- With respect to any distribution date, an amount equal to the sum of:

     . all scheduled installments of interest, net of the master servicing fee, the trustee fee and any amounts due to First Horizon in respect of excess spread as described in the second paragraph under the heading "Servicing of the Mortgage Loans -- Servicing Compensation and Payment of Expenses," and all scheduled installments of principal due on the due date in the month in which the distribution date occurs and received before the related determination date, together with any advances in respect thereof;

     . all Insurance Proceeds and all Liquidation Proceeds during the calendar month before the distribution date, which in each case is the net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any;

     . all partial or full prepayments received during the related Prepayment Period, net of any Prepayment Interest Excess;

     . any Compensating Interest in respect of full prepayments received during the period from the sixteenth day of the month prior to the month of such distribution date through the last day of such month; and

     . any Substitution Adjustment Amount or the purchase price for any deleted mortgage loan or a mortgage loan repurchased by the seller or the master servicer as of such distribution date, reduced by amounts in reimbursement for advances previously made and other amounts that the master servicer is entitled to be reimbursed for out of the Certificate Account pursuant to the pooling and servicing agreement.

     Available Funds Allocation -- The allocation of Available Funds as described under "Distributions on the Certificates -- Allocation of Available Funds" in the prospectus supplement.

     Bankruptcy Loss Coverage Amount -- The aggregate amount of Realized Losses which may be allocated in connection with Deficient Valuations.

     Bankruptcy Losses -- Deficient Valuations or Debt Service Reductions.

     Certificate Account -- An account established and maintained by the master servicer, in the name of the trustee for the benefit of the holders of each series of certificates, for the disbursement of payments on the mortgage loans evidenced by each series of certificates.

     Class A-6 Percentage -- For any distribution date, the percentage (carried to six places rounded up) obtained by dividing (1) the aggregate class certificate balance of the Class A-6 Certificates immediately preceding such distribution date by (2) the aggregate class certificate balance of the Group 1 Senior Certificates and the Class A-6 Certificates immediately preceding such distribution date.

     Class A-6 Prepayment Distribution Percentage -- 0% through the distribution date in [ ] 200[ ]; 30% thereafter through the distribution date
in [          ]; 40% thereafter through the distribution date in [          ];
60% thereafter through the distribution date in [          ]; 80% thereafter
through the distribution date in [          ]; and 100% thereafter.

     Class A-6 Principal Distribution Amount -- For any distribution date, the sum of:

          (a) the total of the amounts described in clauses (1) and (4) of the definition of Senior Optimal Principal Amount for such date multiplied by the Class A-6 Scheduled Distribution Percentage for such date; and

          (b) the total of the amounts described in clauses (2), (3) and (5) of the definition of Senior Optimal Principal Amount for such date multiplied by the product of (x) the Class A-6 Prepayment Distribution Percentage for such date and (y) the Class A-6 Percentage for such date.

     Notwithstanding the foregoing, (1) on the Group I Final Distribution Date, the Class A-6 Principal Distribution Amount will be increased by any Senior Optimal Principal Amount remaining after distributions of principal have been made on the Group I Senior Certificates, and (2) following the Group I Final Distribution Date, the Class A-6 Principal Distribution Amount will equal the Senior Optimal Principal Amount.

     Class A-6 Scheduled Distribution Percentage -- As to any distribution date,
0% through the distribution date in [   ] 200[ ] and thereafter, the Class A-6
Percentage for such date.

     Class B Certificates -- The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, collectively.

     Class PO Deferred Amount -- With respect to any distribution date through the Cross-Over Date, the sum of (1) the applicable PO Percentage of the principal portion of Non-Excess Losses on a Discount mortgage loan allocated to the Class PO Certificates on such date, and (2) all amounts previously allocated to the Class PO Certificates in respect of such losses and not distributed to the Class PO Certificates on prior distribution dates.

     Class PO Deferred Payment Writedown Amount -- For any distribution date, the amount, if any, distributed on such date in respect of the Class PO Deferred Amount pursuant to priority fourth of the second paragraph under "Distributions on the Certificates -- Allocation of Available Funds" in the prospectus supplement. The Subordinated Certificate Writedown Amount and the Class PO Deferred Payment Writedown Amount will be allocated to the classes of subordinated certificates in inverse order of priority, until the class certificate balance of each such class has been reduced to zero.

     Class PO Principal Distribution Amount -- With respect to each distribution date, an amount equal to the sum of:

          (1) the applicable PO Percentage of all scheduled payments of principal due on each mortgage loan on the first day of the month in which the distribution date occurs, as specified in the amortization schedule at the time applicable thereto, after adjustment for previous principal prepayments and the principal portion of Debt Service Reductions after the Bankruptcy Loss Coverage Amount has been reduced to zero, but before any adjustment to such amortization schedule by reason of any other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period;

          (2) the applicable PO Percentage of the Stated Principal Balance of each mortgage loan which was the subject of a prepayment in full received by the master servicer during the related Prepayment Period;

          (3) the applicable PO Percentage of all partial prepayments of principal received by the master servicer during the related Prepayment Period;

          (4) the applicable PO Percentage of the sum of (a) the net liquidation proceeds allocable to principal on each mortgage loan which became a Liquidated Mortgage Loan during the related Prepayment Period, other than mortgage loans described in clause (b), and (b) the principal balance of each mortgage loan that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy; and

          (5) the applicable PO Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan which was repurchased by the seller in connection with such distribution date and (b) the difference, if any, between the Stated Principal Balance of a mortgage loan that has been replaced by the seller with a substitute mortgage loan pursuant to the Agreement in connection with such distribution date and the Stated Principal Balance of such substitute mortgage loan.

     For purposes of clauses (2) and (5) above, the Stated Principal Balance of a mortgage loan will be reduced by the amount of any Deficient Valuation that occurred prior to the reduction of the Bankruptcy Loss Coverage Amount to zero.

     Class Prepayment Distribution Trigger -- For a class of Class B Certificates (other than the Class B-1 Certificates), any distribution date on which a fraction (expressed as a percentage), the numerator of which is the aggregate class certificate balance of such class and each class subordinate thereto, if any, and the denominator of which is the Pool Principal Balance with respect to such distribution date, equals or exceeds such percentage calculated as of the closing date.

     Code -- The Internal Revenue Code of 1986, as amended.

     Compensating Interest -- As to any distribution date and any mortgage loan that prepaid in full during the period from the sixteenth day of the month prior to the month of such distribution date through the last day of such month, an additional payment made by the master servicer, to the extent funds are available from the master servicing fee, equal to the amount of interest at the Net Mortgage Rate, for that mortgage loan from the date of the prepayment to the related due date; provided that such payment shall not exceed 0.0083% of the Pool Principal Balance as of the related determination date.

     Cross-over Date -- The distribution date on which the respective class certificate balances of the subordinated certificates have been reduced to zero.

     Debt Service Reduction -- With respect to any mortgage loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the scheduled payment for such mortgage loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

     Deceased Holder -- A beneficial owner of a Class A-5 Certificate who was a natural person living at the time that holder's interest was acquired and whose executor or other authorized representative causes to be furnished to the DTC participant, evidence of death satisfactory to the DTC participant and any tax waivers requested by the DTC participant.

     Deficient Valuation -- With respect to any mortgage loan, a valuation by a court of competent jurisdiction of the related mortgaged property in an amount less than the then-outstanding indebtedness under the mortgage loan, or any reduction in the amount of principal to be paid in connection with any scheduled payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

     Determination Date -- As to any distribution date, the earlier of (i) the third business day after the 15th day of each month, and (ii) the second business day prior to the related distribution date.

     Discount mortgage loan -- Any mortgage loan with a Net Mortgage Rate that is less than 7.75% per annum.

     Distribution Account -- An account established and maintained with the trustee on behalf of the certificateholders, into which the master servicer will deposit the Available Funds withdrawn from the Certificate Account.

     DTC -- The Depository Trust Company.

     Excess Losses -- Any Deficient Valuation, Fraud Loss or Special Hazard Losses (each a type of Realized Loss), or any part thereof, occurring after the Bankruptcy Loss Coverage Amount, Fraud Loss Coverage Amount or Special Hazard Loss Coverage Amount, respectively, has been reduced to zero.

     Fraud Loss Coverage Amount -- The aggregate amount of Realized Losses which may be allocated in connection with Fraud Losses.

     Fraud Losses -- Realized Losses incurred on defaulted mortgage loans as to which there was fraud, dishonesty or misrepresentation in the origination of the mortgage loans.

     First Horizon-- First Horizon Home Loan Corporation, a Kansas corporation and an indirect wholly owned subsidiary of First Tennessee National Corporation, a Tennessee corporation.

     Fitch -- Fitch, Inc. and its successors and/or assigns.

     Group I Final Distribution Date -- The distribution date on which the class certificate balance of each of the Group I Senior Certificates has been reduced to zero.

     Group I Senior Certificates -- The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Residual Certificates, collectively.

     Guaranteed Distributions -- With respect to the Class A-5 Certificates, the sum of (i) one full month's interest on the class certificate balance of the Class A-5 Certificates at the respective pass-through rate indicated in the table on page S-5 in this prospectus supplement, reduced by (a) any Net Prepayment Interest Shortfalls allocated to the Class A-5 Certificates that were covered by the Reserve Fund, and (b) any interest shortfalls relating to Relief Act Reductions, (ii) the principal portion of any Realized Loss allocated to the Class A-5 Certificates and (iii) the class certificate balance of the Class A-5 Certificates to the extent unpaid on the final distribution date or earlier termination of the trust pursuant to the terms of the pooling and servicing agreement.

     Insurance Proceeds -- All proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures.

     Liquidated mortgage loan -- A defaulted mortgage loan as to which the master servicer has determined that all recoverable liquidation and insurance proceeds have been received.

     Liquidation Proceeds -- All cash amounts, other than Insurance Proceeds, received and retained in connection with the liquidation of defaulted mortgage loans, by foreclosure or otherwise during the calendar month before the distribution date.

     Living Holder -- A beneficial owner of a Class A-5 Certificate, other than a Deceased Holder.

     Net Interest Shortfall -- For any distribution date, the sum of:

     . the amount of interest which would otherwise have been received for any mortgage loan that was the subject of (x) a Relief Act Reduction or (y) a Special Hazard Loss, Fraud Loss, or Bankruptcy Loss, after the exhaustion of the respective amounts of coverage provided by the Subordinate Certificates for those types of losses; and

     .    any Net Prepayment Interest Shortfalls.

     Net Interest Shortfalls on any distribution date will be allocated pro rata among all classes of certificates entitled to receive distributions of interest on that distribution date, based on the amount of interest each of those classes of certificates would otherwise be entitled to receive on that distribution date before taking into account any reduction in that amounts resulting from that Net Interest Shortfalls.

     Net Mortgage Rate or "NMR" -- With respect to a mortgage loan, the mortgage rate thereof, less the master servicing fee rate and the trustee fee rate with respect to the mortgage loan, expressed as a per annum percentage of its Stated Principal Balance.

     Net Prepayment Interest Shortfall -- For any distribution date, the amount by which the aggregate of Prepayment Interest Shortfalls during the applicable prepayment period applicable to that distribution date exceeds the available Compensating Interest, if any, for that period.

     Non-Discount mortgage loan -- Any mortgage loan with a Net Mortgage Rate that is equal to or greater than 7.75%.

     Non-Excess Loss -- Any Realized Loss other than an Excess Loss.

     Non PO Percentage -- (a) With respect to a Discount mortgage loan, the fraction, expressed as a percentage, equal to the NMR divided by 7.75%, and (b) with respect to any Non-Discount mortgage loan, 100%.

     Notional Principal Amount -- With respect to the Class A-7 Certificates and any distribution date, an amount equal to the class certificate balance of the Class A-5 Certificates immediately prior to such distribution date, less an amount equal to the product of (a) 1.31578947368 and (b) the sum of the class certificate balances of the Class A-3 and Class A-4 Certificates immediately prior to such distribution date. The initial Notional Principal Amount is $4,050,000.

     OID -- Original issue discount.

     Original Subordinated Principal Balance -- The aggregate class certificate balance of the subordinated certificates as of the date of issuance of the certificates.

     Plan -- An employee benefit plan or arrangement (such as an individual retirement plan or Keogh plan) that is subject to ERISA or Section 4975 of the Code.

     Pool Principal Balance -- With respect to any distribution date, the aggregate of the Stated Principal Balances of the mortgage loans outstanding on the due date in the month before the distribution date.

     PO Percentage -- (a) With respect to any Discount mortgage loan, the fraction, expressed as a percentage, equal to (7.75% - NMR) divided by 7.75%, and (b) with respect to any Non-Discount mortgage loan, 0%.

     Prepayment Interest Excess -- As to any principal prepayment in full received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related mortgagor in respect of interest on such principal prepayment. All Prepayment Interest Excess shall be paid to the Master Servicer as additional master servicing compensation.

     Prepayment Interest Shortfall -- As to any distribution date, mortgage loan and principal prepayment received (a) during the period from the sixteenth day of the month preceding the month of such distribution date through the last day of such month, in the case of a principal prepayment in full, or (b) during the month preceding the month of such distribution date, in the case of a partial principal prepayment, the amount, if any, by which one month's interest at the related Net Mortgage Rate (exclusive of the trustee fee) on such principal prepayment exceeds the amount of interest actually paid by the borrower in connection with such principal prepayment.

     Prepayment Period -- (a) With respect to any mortgage loan that was the subject of a voluntary prepayment in full and any distribution date, the period from the sixteenth day of the month preceding the month of such distribution date (or, in the case of the first distribution date, from the Cut-off Date) through the fifteenth day of the month of such distribution date, and (b) with respect to any other unscheduled prepayment of principal of any mortgage loan and any distribution date, the calendar month preceding the month of such distribution date.

     PSA -- The prepayment standard assumption, a prepayment standard or model which represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of new mortgage loans.

     PTE -- A prohibited transaction exemption issued by the U.S. Department of Labor.

     Realized Loss -- (a) for a Liquidated mortgage loan, the unpaid principal balance thereof plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of liquidation, less the net proceeds from the liquidation of, and any insurance proceeds from, such mortgage loan and the related mortgaged property; and (b) for any mortgage loan, a Deficient Valuation.

     Regular Certificates -- All classes of certificates, other than the Residual Certificates.

     Residual Certificates -- The Class A-RU and Class A-RL Certificates.

     Relief Act Reduction -- A reduction in the amount of monthly interest payment on a mortgage loan pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940.

     Reserve Fund -- A fund established at the time of the issuance of the certificates solely for the benefit of the Class A-5 Certificates by an initial deposit into the Reserve Fund of approximately $10,000 by [Underwriter]

     Rounding Account -- A non-interest bearing account to be established on the closing date for the Class A-5 Certificates.

     S&P -- Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successors and/or assigns.

     Senior Final Distribution Date -- For any class of senior certificates, the distribution date on which the class certificate balance of such class of senior certificates (other than the Class PO Certificates) has been reduced to zero.

     Senior Optimal Principal Amount -- With respect to each distribution date, an amount equal to the sum of:

          (1) the Senior Percentage of the applicable Non-PO Percentage of all scheduled payments of principal due on each mortgage loan on the first day of the month in which the distribution date occurs, as specified in the amortization schedule at the time applicable thereto after adjustment for previous principal prepayments and the principal portion of Debt Service Reductions after the Bankruptcy Loss Coverage Amount has been reduced to zero, but before any adjustment to such amortization schedule by reason of any other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period;

          (2) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of each mortgage loan which was the subject of a prepayment in full received by the master servicer during the applicable Prepayment Period;

          (3) the Senior Prepayment Percentage of the applicable Non-PO Percentage of all partial prepayments of principal received during the applicable Prepayment Period;

          (4) the lesser of:

               (a) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (x) the net liquidation proceeds allocable to principal on each mortgage loan which became a Liquidated Mortgage Loan during the related Prepayment Period, other than mortgage loans described in clause (y), and (y) the principal balance of each mortgage loan that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy; and

               (b) (i) the Senior Percentage of the applicable Non-PO Percentage of the sum of (x) the Stated Principal Balance of each mortgage loan which became a Liquidated Mortgage Loan during the related Prepayment Period, other than mortgage loans described in clause (y), and (y) the Stated Principal Balance of each mortgage loan that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy minus
          (ii) the Senior Percentage of the applicable Non-PO Percentage of the principal portion of Excess Losses (other than Debt Service Reductions) during the related Prepayment Period; and

          (5) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan which was repurchased by the seller in connection with such distribution date and (b) the difference, if any, between the Stated Principal Balance of a mortgage loan that has been replaced by the seller with a substitute mortgage loan pursuant to the Agreement in connection with such distribution date and the Stated Principal Balance of such substitute mortgage loan.

     Senior Percentage -- On any distribution date, the lesser of 100% and the percentage (carried to six places rounded up) obtained by dividing the aggregate class certificate balances of all classes of senior certificates (other than the Class PO Certificates) immediately preceding such distribution date by the aggregate class certificate balances of all classes of the certificates (other than the Class PO Certificates) immediately preceding such distribution date.

     Senior Prepayment Percentage -- On any distribution date occurring during the periods set forth below, the Senior Prepayment Percentages described below:

-----------------------------------------------------------------------------------------
   Period (Dates Inclusive)                   Senior Prepayment Percentage
-----------------------------------------------------------------------------------------
[           ] - [          ]    100%
-----------------------------------------------------------------------------------------
[           ] - [          ]    Senior Percentage plus 70% of the Subordinated Percentage
-----------------------------------------------------------------------------------------
[           ] - [          ]    Senior Percentage plus 60% of the Subordinated Percentage
-----------------------------------------------------------------------------------------
[           ] - [          ]    Senior Percentage plus 40% of the Subordinated Percentage
-----------------------------------------------------------------------------------------
[           ] - [          ]    Senior Percentage plus 20% of the Subordinated Percentage
-----------------------------------------------------------------------------------------
[           ] and thereafter    Senior Percentage
-----------------------------------------------------------------------------------------

     Notwithstanding the foregoing, if the Senior Percentage on any distribution date exceeds the initial Senior Percentage, the Senior Prepayment Percentage for such distribution date will equal 100%.

     In addition, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period specified in the table above shall be effective on any distribution date unless, as of the last day of the month preceding such distribution date, either:

          (A)(1) the aggregate Stated Principal Balance of mortgage loans delinquent 60 days or more (including for this purpose any mortgage loans in foreclosure and mortgage loans with respect to which the related mortgaged property has been acquired by the trust) does not exceed 50% of the aggregate class certificate balance of the subordinated certificates as of such date; and

          (2) cumulative Realized Losses do not exceed:

                (a) 30% of the Original Subordinated Principal Balance if such
          distribution date occurs between and including [    ] and [    ];

                (b) 35% of the Original Subordinated Principal Balance if such
          distribution date occurs between and including [    ] and [    ];

                (c) 40% of the Original Subordinated Principal Balance if such
          distribution date occurs between and including [    ] and [    ];

                (d) 45% of the Original Subordinated Principal Balance if such
          distribution date occurs between and including [    ] and [    ]; and

                (e) 50% of the Original Subordinated Principal Balance if such
          distribution date occurs during or after [    ]; or

          (B)(1) the aggregate Stated Principal Balance of mortgage loans delinquent 60 days or more (including for this purpose any mortgage loans in foreclosure and mortgage loans with respect to which the related mortgaged property has been acquired by the trust), averaged over the last three months, as a percentage of the aggregate Stated Principal Balance of all mortgage loans averaged over the last three months, does not exceed 4%; and

          (2) cumulative Realized Losses do not exceed:

                (a) 10% of the Original Subordinated Principal Balance if such
          distribution date occurs between and including [    ] and [   ];

                (b) 15% of the Original Subordinated Principal Balance if such
          distribution date occurs between and including [    ] and [   ];

                (c) 20% of the Original Subordinated Principal Balance if such
          distribution date occurs between and including [    ] and [   ];

                (d) 25% of the Original Subordinated Principal Balance if such
          distribution date occurs between and including [    ] and [   ]; and

                (e) 30% of the Original Subordinated Principal Balance if such
          distribution date occurs during or after [    ].

     Special Hazard Loss Coverage Amount -- The aggregate amount of Realized Losses which may be allocated in connection with Special Hazard Losses.

     Special Hazard Losses -- A Realized Loss incurred, to the extent that the loss was attributable to direct physical damage to a mortgaged property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable; and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. The amount of the Special Hazard Loss is limited to the lesser of the cost of repair or replacement of the mortgaged property; any loss above that amount would be a Defaulted Mortgage Loss or other applicable type of loss. Special Hazard Losses do not include losses occasioned by war, civil insurrection, various governmental actions, errors in design, faulty workmanship or materials, except under some circumstances, nuclear reaction, chemical contamination or waste by the mortgagor.

     Stated Principal Balance -- For any mortgage loan and due date, the unpaid principal balance of the mortgage loan as of the due date, as specified in its amortization schedule at the time, before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period, after giving effect to any previous partial prepayments and liquidation proceeds received and to the payment of principal due on the due date and irrespective of any delinquency in payment by the related mortgagor.

     Structuring Assumptions -- The assumed characteristics of the mortgage loans used for purposes of estimating the weighted average lives of the certificates, as listed on page S-47.

     Subordinated Certificate Writedown Amount -- As of any distribution date, the amount by which (a) the sum of the class certificate balances of all of the certificates, after giving effect to the distribution of principal and the allocation of Realized Losses in reduction of the class certificate balances of all of the certificates on such distribution date, exceeds (b) the Pool Principal Balance on the first day of the month of such distribution date less any Deficient Valuations occurring before the Bankruptcy Loss Coverage Amount has been reduced to zero.

     Subordinated Optimal Principal Amount -- With respect to each distribution date, an amount equal to the sum of the following (but in no event greater than the aggregate class certificate balances of the subordinated certificates immediately prior to such distribution date):

          (1) the Subordinated Percentage of the applicable Non-PO Percentage of all scheduled payments of principal due on each outstanding mortgage loan on the first day of the month in which the distribution date occurs, as specified in the amortization schedule at the time applicable thereto, after adjustment for previous principal prepayments and the principal portion of Debt Service Reductions after the Bankruptcy Loss Coverage Amount has been reduced to zero, but before any adjustment to such amortization schedule by reason of any other bankruptcy or similar proceeding or any moratorium or similar waiver or grace period;

          (2) the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of the Stated Principal Balance of each mortgage loan which was the subject of a prepayment in full received by the master servicer during the related Prepayment Period;

          (3) the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of all partial prepayments of principal received during the related Prepayment Period, plus, on the Senior Final Distribution Date, 100% of any Senior Optimal Principal Amount remaining undistributed on such date;

          (4) the amount, if any, by which the sum of (a) the applicable Non-PO Percentage of the net liquidation proceeds allocable to principal received during the related Prepayment Period in respect of each Liquidated Mortgage Loan, other than mortgage loans described in clause (b) and (b) the applicable Non-PO Percentage of the principal balance of each mortgage loan that was purchased by a private mortgage insurer during the related Prepayment Period as an alternative to paying a claim under the related insurance policy exceeds (c) the sum of the amounts distributable to the senior certificateholders (other than the holders of the Class PO Certificates) under clause (4) of the definition of Senior Optimal Principal Amount on such distribution date; and

          (5) the Subordinated Prepayment Percentage of the applicable Non-PO Percentage of the sum of (a) the Stated Principal Balance of each mortgage loan which was repurchased by the seller in connection with such distribution date and (b) the difference, if any, between the Stated Principal Balance of a mortgage loan that has been replaced by the seller with a substitute mortgage loan pursuant to the Agreement in connection with such distribution date and the Stated Principal Balance of such substitute mortgage loan.

     Subordinated Percentage -- For any distribution date, 100% minus the Senior Percentage.

     Subordinated Prepayment Percentage -- For any distribution date, 100% minus the Senior Prepayment Percentage.

     Substitution Adjustment Amount -- The amount by which the principal balance of a substituted mortgage loan exceeds the principal balance of a replacement mortgage loan.

     Unanticipated Recovery -- Any amount recovered by the Master Servicer in respect of principal of a mortgage loan which had previously been allocated as a Realized Loss to one or more classes of certificates.

     Underwriting Agreement -- The underwriting agreement by and among First Horizon Asset Securities Inc., First Horizon Home Loan Corporation and [Underwriter], as representative of the several underwriters.

     Underwritten Certificates -- The senior certificates, other than the Class PO Certificates, and the Class B-1, Class B-2 and Class B-3 Certificates.

                                 [LOGO] FIRST
                                        HORIZON(TM)
                                        Home Loan Corporation

                         (Seller and Master Servicer)


             First Horizon Mortgage Pass-through Trust 200[ ]-[ ]
                                   (Issuer)



                                $[           ]
                                 (Approximate)


             Mortgage Pass-through Certificates, Series 200[ ]-[ ]



                        ______________________________


                             PROSPECTUS SUPPLEMENT

                         _____________________________



                                [UNDERWRITERS]


     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates will be
required to deliver a prospectus supplement and prospectus until [          ].


                             [          ], 200[ ]